As filed with the Securities and Exchange Commission on 08/31/2020

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8352

LKCM Funds

(Exact name of registrant as specified in charter)

c/o Luther King Capital Management Corporation

301 Commerce Street, Suite 1600

Fort Worth, TX 76102

(Address of principal executive offices) (Zip code)

K&L Gates LLP

1601 K Street, NW

Washington, DC 20006

(Name and address of agent for service)

1-800-688-LKCM and 1-800-423-6369

Registrant’s telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: June 30, 2020

Item 1.	Report to Stockholders.

LKCM

FUNDS

LKCM Small Cap Equity Fund

LKCM Small-Mid Cap Equity Fund

LKCM Equity Fund

LKCM Balanced Fund

LKCM Fixed Income Fund

LKCM International Equity Fund

Semi-Annual Report

June 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the LKCM Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the LKCM Funds (if you hold your Fund shares directly with the LKCM Funds) or from your financial intermediary, such as a broker-dealer or bank (if you hold your Fund shares through a financial intermediary). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your Fund shares directly with the LKCM Funds, you may elect to receive shareholder reports and other communications electronically from the LKCM Funds by calling 1-800-688-LKCM or, if you hold your Fund shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports on paper free of charge. If you hold your Fund shares directly with the LKCM Funds, you can inform the LKCM Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-688-LKCM or, if you hold your Fund shares through a financial intermediary, contacting your financial intermediary. Your election to receive reports in paper will apply to all of the LKCM Funds you hold directly with LKCM Funds or all of the funds you hold through your financial intermediary, as applicable.

Dear Fellow Shareholders:

We report the following performance information for the LKCM Funds for indicated periods ended June 30, 2020:

Funds	Inception Dates	NAV @ 6/30/20	Net Expense Ratio*, **	Gross Expense Ratio**	Six Month Total Return Ended 6/30/20	One Year Total Return Ended 6/30/20	Five Year Average Annualized Return Ended 6/30/20	Ten Year Average Annualized Return Ended 6/30/20	Avg. Annual Total Return Since Incept.
LKCM Equity Fund -	1/3/96	$29.04	0.80%	0.99%	0.07%	8.74%	10.39%	12.89%	8.74%
S&P 500® Index(1)					-3.08%	7.51%	10.73%	13.99%	8.83%
LKCM Small Cap Equity Fund -	7/14/94	$15.92	1.01%	1.08%	-5.13%	-2.49%	4.36%	10.30%	9.81%
Russell 2000® Index(2)					-12.98%	-6.63%	4.29%	10.50%	8.52%
LKCM Small-Mid Cap Equity Fund -	5/2/11	$8.99	1.01%	1.96%	-1.10%	4.42%	6.05%	N/A	6.70%
Russell 2500® Index(3)					-11.05%	-4.70%	5.41%	N/A	8.16%
LKCM International Equity Fund -	5/1/19	$10.06	1.02%	4.11%	-7.62%	0.46%	N/A	N/A	0.57%
MSCI/EAFE® Index(4)					-11.07%	-4.73%	N/A	N/A	-3.41%
LKCM Balanced Fund	12/30/97	$23.83	0.80%	1.00%	-1.07%	4.91%	7.59%	9.85%	6.67%
S&P 500® Index(1)					-3.08%	7.51%	10.73%	13.99%	7.31%
Bloomberg Barclays U.S. Intermediate
Government/Credit Bond Index(5)					5.28%	7.12%	3.46%	3.13%	4.61%
LKCM Fixed Income Fund	12/30/97	$11.15	0.50%	0.79%	3.09%	4.84%	3.07%	2.91%	4.30%
Bloomberg Barclays U.S. Intermediate
Government/Credit Bond Index(5)					5.28%	7.12%	3.46%	3.13%	4.61%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM. The Funds impose a 1.00% redemption fee on shares held less than 30 days. If reflected, the fee would reduce performance shown.

*

Luther King Capital Management Corporation, the Funds’ investment adviser, has contractually agreed to waive all or a portion of its management fee and/or reimburse expenses of each Fund to maintain the expense ratios designated in the Funds’ prospectus through May 1, 2021. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses related to investments in other investment companies, including money market funds, and extraordinary expenses. Investment performance, which is based on the net expense ratio, reflects fee waivers, if any, in effect during the relevant period. In the absence of such waivers, total return would be reduced. Investment performance is based upon the net expense ratio. LKCM waived management fees and/or reimbursed expenses for each Fund during the six months ended June 30, 2020.

**	Expense ratios above are as reported in the Funds’ current prospectus dated May 1, 2020. Expense ratios reported for other periods in the financial highlights of this report may differ.
(1)

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 selected stocks that is generally considered representative of the performance of large capitalization companies in the U.S. stock market.

(2)	The Russell 2000® Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000® Index.
(3)	The Russell 2500® Index is an unmanaged index which measures the performance of the 2,500 smallest companies in the Russell 3000® Index.
(4)

The Morgan Stanley Capital International Europe, Australia, Far East Index (“MSCI/EAFE Index”) is an unmanaged index composed of large-cap and mid-cap securities across 21 European and Pacific Basin countries. The MSCI/EAFE Index is a recognized international index and is weighted by market capitalization.

(5)

The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody’s Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

Note: The indices defined above are not available for direct investment and the index performance therefore does not include fees, expenses or taxes.

1H2020 Review and Outlook

The COVID-19 pandemic has caused tremendous human and economic hardships both domestically and globally. The measures taken to protect public health have induced a sharp decline in economic activity and a surge in job losses, which has directly impacted consumer spending. Prior to the pandemic, the U.S. recorded the lowest unemployment rate in a half a century, which reversed and soared to a postwar high of approximately 14.7% in April 2020. The disruptions to economic activity resulting from the pandemic materially tightened financial conditions and impaired the flow of credit to households and businesses. The Federal Reserve, in response to tightening financial conditions, quickly lowered its policy interest rate to near zero in March 2020 and took extraordinary measures to bolster the flow of credit to households, businesses, and communities. We believe that financial conditions have improved considerably as a result of this monetary policy response alongside the flow of capital within the economy.

We believe the scale and breadth of the fiscal policy response to the pandemic is equally critical. The potential costs of doing too little include, among other things, lost wages, fewer jobs, and deteriorating job skills. We believe the people most vulnerable to the adverse effects of a recession are those who already faced barriers to economic opportunity, including low-income workers. While the pandemic-induced recession resulted in significant dislocations in the labor market, we believe the degree to which these disruptions are permanent or temporary largely hinges on the appropriate fiscal response. In our view, the U.S. fortunately has the fiscal capacity to undertake large scale spending. We believe that while there are naturally times to be concerned about growing the national debt, as the former chairman of President George W. Bush’s Council of Economic Advisers, Gregory Mankiw, recently quipped, “This is not one of them.”

In our view, the unprecedented monetary and fiscal response to the pandemic thus far has been sufficient to bolster investor confidence that the recession is likely to be as brief as it is deep. This optimistic level of investor confidence appears evident in the 20.5% appreciation in the S&P 500® Index in the second quarter of 2020. However, we believe it is difficult to recall a time when the general level of uncertainty has been as great as it is today. In our view, this uncertainty is clearly evident in the wide range of economic forecasts across public and private sector economists. We believe the breadth of potential outcomes is driven by the record speed of economic change and policy responses. Additionally, we believe the pandemic is undermining the reliability of certain economic data, particularly survey-based data of businesses and households as noted by the U.S. Bureau of Labor Statistics. Finally, we believe epidemiological outcomes will significantly influence the rate of business reopening, which has a profound impact on economic output. In our view, with the lack of visibility into these fundamental assumptions in economic models, there remains high dispersion and low confidence in traditional economic forecasts.

The pandemic ended the longest economic expansion on record, but the recession that ended it may be the shortest on record. The economy peaked in February 2020 and fell into a severe recession partially as a result of state governors’ lockdown orders to impose social distancing. We believe the slow reopening of the economy since mid-May 2020 has already resulted in a large upswing in data series such as gasoline consumption and electricity usage, which are near real-time proxies for economic activity.

We believe the Federal Reserve is trying to ensure that credit continues to flow to households and businesses during this difficult time and that the financial system does not amplify the shock to the economy. In our view, fiscal policies aimed at limiting the permanent damage to the economy have been enacted so that when the pandemic eventually recedes, the economy is positioned to supply goods and services to meet demand. Following a sharp rebound in economic activity from a very low level, we believe the shape of the extended economic recovery will depend a great deal on progress to combat the coronavirus. We believe the Funds have invested in companies that are financially strong and well-positioned to compete once the economy recovers from this economic and health crisis.

LKCM Equity Fund

The LKCM Equity Fund outperformed its benchmark, the S&P 500® Index, during the six months ended June 30, 2020, returning 0.07% against the -3.08% return for the benchmark. We believe the Fund’s investment strategy of investing in high quality companies with solid cash flow characteristics and reasonable debt levels proved successful during the uncertain and challenging environment. The Fund benefited from strong stock selection in the Industrials, Information Technology and Materials sectors relative to the benchmark, which was partially offset by stock selection in the Financials sector. The Fund’s underweight position in the Financials sector enhanced the Fund’s relative performance, while the Fund’s underweight position in the Information Technology sector and overweight position in the Industrials sector detracted from the Fund’s relative performance. We believe the Fund’s continued emphasis on high quality companies that meet our stringent investment criteria has the Fund well positioned in this uncertain and challenging environment.

LKCM Balanced Fund

The LKCM Balanced Fund returned -1.07% for the six months ended June 30, 2020 against the -3.08% return for the S&P 500® Index and the 5.28% return for the Bloomberg Barclays Intermediate Government/Credit Bond Index during the same period. The Fund’s equity portfolio benefited from solid stock selection in the Information Technology, Consumer Staples and Materials sectors relative to the benchmark, as well as having limited exposure to the underperforming Utilities and Real Estate sectors. Stock selection in the Communications Services and Financials sectors detracted from the Fund’s relative performance during the period. The Fund’s fixed income portfolio generated positive returns during the period as interest rates moved lower across the yield curve. The Fund’s fixed income portfolio remains focused on investments in high quality corporate bonds with intermediate maturities. We believe the Fund continues to be well-positioned in this uncertain and challenging environment.

LKCM Fixed Income Fund

The LKCM Fixed Income Fund returned 3.09% for the six months ended June 30, 2020 compared to its benchmark, the Bloomberg Barclays Intermediate Government/Credit Bond Index, which advanced 5.28% during the period. During this period, U.S. Treasury yields declined sharply and the curve steepened, as measured by the yield differential between the 3-month T-bill and the 10-year U.S. Treasury. The longest economic expansion on record came to an abrupt end in February 2020 as COVID-19 began to take hold in the United States and was followed by the unprecedented step of a government-mandated shut down of the vast majority of the U.S. economy in an effort to stem the virus spread. Within this backdrop, the Federal Reserve stepped up with aggressive monetary policy, cutting the federal funds rate to near zero in a period of twelve days and implemented a series of liquidity backstops in an effort to ensure the functioning of the financial markets. Congress also acted by quickly implementing fiscal stimulus legislation to cushion the fallout of mandated business closures in an effort to provide a bridge for the record loss of jobs and commerce. In this environment, U.S. Treasuries, especially longer-dated issues, substantially outperformed corporate bonds as spreads widened sharply and investors sought to reduce credit risk exposure. The Fund’s overweight position in corporate bonds and shorter duration issues relative to the benchmark detracted from the Fund’s performance during this period. The majority of the Fund remains focused on short-to-intermediate investment grade corporate bonds with strong underlying credit fundamentals in an effort to mitigate interest rate risk and credit risk in this volatile economic environment.

LKCM International Equity Fund

The LKCM International Equity Fund returned -7.62% during the six months ended June 30, 2020, compared to the -11.07% return for the Fund’s benchmark, the MSCI EAFE Index, during the same period. The Fund’s performance benefited from being underweight the Financials sector relative to the benchmark, which was partially offset by the Fund’s overweight position in the Industrials sector relative to the benchmark. The Fund remained overweight the Information Technology and Healthcare sectors, which also collectively contributed positively to the Fund’s relative performance. Stock selection was the greatest contributor to the Fund’s relative performance with sector allocation decisions providing more modest contributions to the Fund’s relative performance. In particular, the Fund benefited from strong stock selection in the Information Technology, Industrials and Healthcare sectors relative to the benchmark, which was partially offset by stock selection in the Consumer Discretionary and Financials sectors where the dislocations resulting from COVID-19 persist in concerns for certain consumer activity and bank credit. We believe the Fund continues to be well-positioned to generate attractive returns for shareholders through investments in companies that we believe are competitively advantaged, can generate returns in excess of their costs of capital, and have good opportunities for long-term earnings growth.

LKCM Small Cap Equity Fund

The LKCM Small Cap Equity Fund outperformed its benchmark, the Russell 2000® Index, during the six months ended June 30, 2020, returning -5.13% compared to the -12.98% return for the benchmark. During the first half of 2020, both stock selection and sector allocation decisions for the Fund contributed to the Fund’s relative performance. The largest contributions to the Fund’s relative performance during the period came from stock selection in the Information Technology and Financials sectors and the Fund’s underweight position in the underperforming Utilities sector. Stock selection in the Information Technology sector was enhanced by the outperformance of one of the Fund’s investments, which was up nearly 350% during the second quarter of 2020. Stock selection in the Financials sector benefited from overweighting investments in insurance companies and underweighting investments in banks. The Fund also benefited from stock selection in the Consumer Discretionary sector relative to the benchmark, which was partially offset by stock selection in the Communications Services sector. In addition, the Fund benefited from an overweight position in the Healthcare sector as well as a continued tilt towards investments in companies with growth characteristics. We believe our investment strategy of investing in high quality, competitively advantaged companies has the Fund well-positioned to continue to deliver solid returns to shareholders.

LKCM Small-Mid Cap Equity Fund

The LKCM Small-Mid Cap Equity Fund outperformed its benchmark, the Russell 2500® Index, during the six months ended June 30, 2020, returning -1.10% compared to the -11.05% return for the benchmark. During the first half of 2020, both stock selection and sector allocation decisions for the Fund contributed to the Fund’s relative performance. The largest contributions to the Fund’s relative performance during the period came from stock selection in the Financials, Healthcare and Industrials sectors and the Fund’s underweight position in the underperforming Utilities sector. Stock selection in the Financials sector benefited from overweighting investments in insurance companies and underweighting investments in banks. The Fund also benefited from stock selection in the Consumer Discretionary and Consumer Staples sectors relative to the benchmark, which was partially offset by stock selection in the Information Technology sector. In addition, the Fund benefited from overweight positions in the Information Technology and Healthcare sectors as well as a continued tilt towards investments in companies with growth characteristics. We believe our investment strategy of investing in high quality, competitively advantaged companies has the Fund well-positioned to continue to deliver solid returns to shareholders.

J. Luther King, Jr., CFA, CIC

July 29, 2020

The information provided herein represents the opinion of J. Luther King, Jr., CFA, CIC and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Please refer to the Schedule of Investments found on pages 9-23 of the report for more information on Fund holdings. Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities.

Mutual fund investing involves risk. Principal loss is possible. Past performance is not a guarantee of future results. Investments in equity securities are subject to market risks and significant fluctuations in value. Small and medium capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure, and, historically, their stocks have experienced a greater degree of market volatility than stocks on average. Investments in debt securities typically decrease in value when interest rates rise. This risk is greater for longer-term debt securities. Investments in mortgage backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. These risks are discussed in the Funds’ summary and statutory prospectuses.

Earnings growth is not a measure of future performance.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Spread is the percentage point difference between yields of various classes of bonds compared to treasury bonds.

Yield curve is a line that plots yields (interest rates) of bonds having equal credit quality but differing maturity dates. The slope of the yield curve gives an idea of future interest rate changes and economic activity.

Bond ratings are grades given to bonds that indicate their credit quality as determined by a private independent rating service such as S&P Global. The firm evaluates a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when the rating agency has not issued a formal rating, the rating agency will classify the security as nonrated.

Cash flow is the net amount of cash and cash-equivalents being transferred into and out of a business.

Investors should consider the investment objective, risks and charges and expenses of a Fund carefully before investing. Each Fund’s summary prospectus and the prospectus contain this and other information about the Fund. Investors can obtain a summary prospectus or the prospectus by calling 1-800-688-LKCM. The summary prospectus and the prospectus should be read carefully before investing in a Fund.

Quasar Distributors, LLC, distributor.

LKCM Funds Expense Example — June 30, 2020 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/20-6/30/20).

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC (doing business as U.S. Bank Global Fund Services), the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the LKCM Small Cap Equity, Small-Mid Cap Equity, Equity, Balanced, Fixed Income, and International Equity Funds within 30 days of purchase, unless otherwise determined by the Funds in their discretion. To the extent the Funds invest in shares of other investment companies as part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

	LKCM Small Cap Equity Fund
	Beginning Account Value 1/1/20	Ending Account Value 6/30/20	Expenses Paid During Period* 1/1/20–6/30/20
Actual . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,000.00	$948.70	$4.85
Hypothetical (5% return before expense) . . . . . .	$1,000.00	$1,019.89	$5.02

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

	LKCM Small-Mid Cap Equity Fund
	Beginning Account Value 1/1/20	Ending Account Value 6/30/20	Expenses Paid During Period* 1/1/20–6/30/20
Actual . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,000.00	$989.00	$4.95
Hypothetical (5% return before expense) . . . . . .	$1,000.00	$1,019.89	$5.02

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

	LKCM Equity Fund
	Beginning Account Value 1/1/20	Ending Account Value 6/30/20	Expenses Paid During Period* 1/1/20–6/30/20
Actual . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,000.00	$1,000.70	$3.98
Hypothetical (5% return before expense) . . . . . .	$1,000.00	$1,020.89	$4.02

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

	LKCM Balanced Fund
	Beginning Account Value 1/1/20	Ending Account Value 6/30/20	Expenses Paid During Period* 1/1/20–6/30/20
Actual . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,000.00	$989.30	$3.96
Hypothetical (5% return before expense) . . . . . .	$1,000.00	$1,020.89	$4.02

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

	LKCM Fixed Income Fund
	Beginning Account Value 1/1/20	Ending Account Value 6/30/20	Expenses Paid During Period* 1/1/20–6/30/20
Actual . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,000.00	$1,030.90	$2.52
Hypothetical (5% return before expense) . . . . . .	$1,000.00	$1,022.38	$2.51

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

	LKCM International Equity Fund
	Beginning Account Value 1/1/20	Ending Account Value 6/30/20	Expenses Paid During Period* 1/1/20–6/30/20
Actual . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,000.00	$923.80	$4.78
Hypothetical (5% return before expense) . . . . . .	$1,000.00	$1,019.89	$5.02

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

ALLOCATION OF PORTFOLIO HOLDINGS — LKCM Funds — June 30, 2020 (Unaudited)

Percentages represent market value as a percentage of total investments.

LKCM Small Cap Equity Fund

LKCM Equity Fund

LKCM Fixed Income Fund

LKCM Small-Mid Cap Equity Fund

LKCM Balanced Fund

LKCM International Equity Fund

LKCM SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2020 (Unaudited)

COMMON STOCKS - 103.6%	Shares	Value
Aerospace & Defense - 1.9%
Mercury Systems, Inc. (a)	34,105	$2,682,699

Automobiles - 1.3%
Thor Industries, Inc.	17,555	1,870,134

Banks - 5.4%
BancorpSouth Bank	55,024	1,251,246
Comerica, Inc.	33,485	1,275,778
Cullen/Frost Bankers, Inc.	15,360	1,147,546
Glacier Bancorp, Inc.	44,150	1,558,053
Pinnacle Financial Partners, Inc.	28,610	1,201,334
Seacoast Banking Corp. of Florida (a)	63,500	1,295,400

		7,729,357

Biotechnology - 7.6%
CareDx, Inc. (a)	36,460	1,291,778
Castle Biosciences, Inc. (a)	26,505	998,973
Emergent BioSolutions, Inc. (a)	31,660	2,503,673
Karyopharm Therapeutics, Inc. (a)	49,150	930,901
Ligand Pharmaceuticals, Inc. (a)	18,380	2,055,803
Natera, Inc. (a)	32,425	1,616,711
Neogen Corp. (a)	17,990	1,396,024

		10,793,863

Building Products - 5.7%
Builders FirstSource, Inc. (a)	111,655	2,311,259
CSW Industrials, Inc.	26,500	1,831,415
PGT Innovations, Inc. (a)	121,646	1,907,409
Trex Co., Inc. (a)	16,460	2,140,952

		8,191,035

Chemicals - 1.9%
Compass Minerals International, Inc.	38,000	1,852,500
Ferro Corp. (a)	66,645	795,741
Ferroglobe Representation & Warranty Insurance Trust (a)(c)	302,970	—

		2,648,241

Construction & Engineering - 1.6%
EMCOR Group, Inc.	19,135	1,265,589
NV5 Global, Inc. (a)	21,020	1,068,446

		2,334,035

Construction Materials - 0.3%
Eagle Materials, Inc.	6,440	452,217

Diversified Consumer Services - 1.1%
K12, Inc. (a)	58,840	1,602,802

Electronic Equipment & Instruments - 1.3%
Novanta, Inc. (a)(b)	17,815	1,902,108

Food Products - 1.8%
Freshpet, Inc. (a)	30,080	2,516,493

Health Care Equipment & Supplies - 6.4%
Cantel Medical Corp.	19,710	871,773
Mesa Laboratories, Inc.	5,420	1,175,056
NeoGenomics, Inc. (a)	80,245	2,485,990

COMMON STOCKS	Shares	Value
Health Care Equipment & Supplies - 6.4%, Continued
STAAR Surgical Co. (a)	67,855	$4,175,797
ViewRay, Inc. (a)	225,000	504,000

		9,212,616

Health Care Providers & Services - 7.6%
HealthEquity, Inc. (a)	32,265	1,892,988
Medpace Holdings, Inc. (a)	25,915	2,410,613
Omnicell, Inc. (a)	33,925	2,395,783
Progyny, Inc. (a)	29,950	773,009
R1 RCM, Inc. (a)	169,440	1,889,256
U.S. Physical Therapy, Inc.	17,625	1,427,978

		10,789,627

Health Care Technology - 1.1%
Inovalon Holdings, Inc. - Class A (a)	84,755	1,632,381

Hotels, Restaurants & Leisure - 5.1%
Everi Holdings, Inc. (a)	252,962	1,305,284
Planet Fitness, Inc. - Class A (a)	20,550	1,244,714
Red Rock Resorts, Inc. - Class A	111,230	1,213,519
Wingstop, Inc.	25,030	3,478,419

		7,241,936

Household Durables - 0.9%
Century Communities, Inc. (a)	40,965	1,255,987

Insurance - 6.4%
Goosehead Insurance, Inc. - Class A (a)	28,530	2,144,315
The Hanover Insurance Group, Inc.	7,020	711,336
Kinsale Capital Group, Inc.	18,665	2,896,995
Palomar Holdings, Inc. (a)	38,960	3,341,210

		9,093,856

Internet & Catalog Retail - 0.9%
The Rubicon Project Inc. (a)	198,625	1,324,829

Internet Software & Services - 0.8%
Euronet Worldwide, Inc. (a)	11,785	1,129,239

IT Consulting & Services - 3.5%
FireEye, Inc. (a)	48,155	586,287
LiveRamp Holdings, Inc. (a)	42,801	1,817,759
Perficient, Inc. (a)	39,710	1,420,824
Repay Holdings Corp. (a)	49,010	1,207,116

		5,031,986

Leisure Equipment & Products - 1.1%
YETI Holdings, Inc. (a)	38,400	1,640,832

Machinery - 5.9%
Alamo Group, Inc.	14,380	1,475,963
Colfax Corp. (a)	48,160	1,343,664
Evoqua Water Technologies Corp. (a)	93,120	1,732,032
ITT, Inc.	18,935	1,112,242
Rexnord Corp.	65,965	1,922,880
Watts Water Technologies, Inc. - Class A	10,605	859,005

		8,445,786

The accompanying notes are an integral part of these financial statements.

LKCM SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2020 (Unaudited)

COMMON STOCKS	Shares	Value
Marine - 0.7%
Kirby Corp. (a)	17,640	$944,798

Media & Entertainment - 2.1%
Nexstar Media Group, Inc. - Class A	22,925	1,918,593
Sinclair Broadcast Group, Inc. - Class A	58,865	1,086,648

		3,005,241

Multiline Retail - 2.3%
Five Below, Inc. (a)	10,125	1,082,464
Ollie’s Bargain Outlet Holdings, Inc. (a)	22,680	2,214,702

		3,297,166

Oil & Gas & Consumable Fuels - 0.7%
Brigham Minerals, Inc. - Class A	80,000	988,000

Pharmaceuticals - 1.0%
Reata Pharmaceuticals, Inc. (a)	8,775	1,369,075

Professional Services - 0.8%
Upwork, Inc. (a)	79,650	1,150,146

Real Estate Development - 1.6%
FirstService Corp. (b)	8,750	881,563
Newmark Group, Inc. - Class A	294,398	1,430,774

		2,312,337

Real Estate Investment Trusts - 2.5%
First Industrial Realty Trust, Inc.	46,295	1,779,580
PotlatchDeltic Corp.	45,480	1,729,604

		3,509,184

Software - 16.4%
ACI Worldwide, Inc. (a)	62,735	1,693,218
Appian Corp. (a)	46,390	2,377,487
Cloudera, Inc. (a)	135,485	1,723,369
Fastly, Inc. - Class A (a)	27,205	2,315,962
Five9, Inc. (a)	22,060	2,441,380
LivePerson, Inc. (a)	46,130	1,911,166
Mimecast Ltd. (a)(b)	46,410	1,933,441
Model N, Inc. (a)	35,405	1,230,678
OneSpan Inc. (a)	97,485	2,722,756
Q2 Holdings, Inc. (a)	14,515	1,245,242
RealPage, Inc. (a)	24,320	1,581,043
Talend SA - ADR (a)(b)	30,070	1,042,226
Zuora, Inc. - Class A (a)	96,410	1,229,227

		23,447,195

Software & Services - 2.2%
Alarm.com Holdings, Inc. (a)	24,480	1,586,549
Envestnet, Inc. (a)	21,896	1,610,232

		3,196,781

Thrifts & Mortgage Finance - 2.2%
Essent Group Ltd. (b)	37,570	1,362,664
Home BancShares, Inc.	113,086	1,739,263

		3,101,927

COMMON STOCKS	Shares	Value
Trading Companies & Distributors - 1.5%
Systemax, Inc.	68,943	$1,416,089
Textainer Group Holdings Ltd. (a)(b)	94,778	775,284

		2,191,373

TOTAL COMMON STOCKS (Cost $107,475,235)		148,035,282

SHORT-TERM INVESTMENT - 1.4%
Money Market Fund - 1.4%
Invesco Short-Term Investments Trust - Government & Agency Portfolio - Institutional Shares, 0.09% (d)	2,018,160	2,018,160

TOTAL SHORT-TERM INVESTMENT (Cost $2,018,160)		2,018,160

Total Investments - 105.0% (Cost $109,493,395)		150,053,442
Liabilities in Excess of Other Assets - (5.0)%		(7,171,033)

TOTAL NET ASSETS - 100.0%		$142,882,409

ADR American Depositary Receipt

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)

Securities for which market quotations are not readily available. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Trustees. Level 3 security (see Note A.1.).

(d)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM SMALL-MID CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2020 (Unaudited)

COMMON STOCKS - 97.9%	Shares	Value
Aerospace & Defense - 2.0%
Mercury Systems, Inc. (a)	3,030	$238,340

Automobiles - 2.0%
Thor Industries, Inc.	2,230	237,562

Banks - 3.6%
Comerica, Inc.	4,610	175,641
Cullen/Frost Bankers, Inc.	1,905	142,323
Zions Bancorp N.A.	3,335	113,390

		431,354

Biotechnology - 8.7%
Charles River Laboratories International, Inc. (a)	1,605	279,832
Emergent BioSolutions, Inc. (a)	2,215	175,162
Exact Sciences Corp. (a)	2,145	186,486
Ligand Pharmaceuticals, Inc. (a)	1,990	222,582
Neogen Corp. (a)	2,055	159,468

		1,023,530

Building Products - 4.6%
Builders FirstSource, Inc. (a)	12,150	251,505
Trex Co., Inc. (a)	2,280	296,560

		548,065

Capital Markets - 1.6%
LPL Financial Holdings, Inc.	2,400	188,160

Chemicals - 2.3%
Compass Minerals International, Inc.	3,330	162,337
FMC Corp.	1,150	114,563

		276,900

Construction & Engineering - 1.2%
EMCOR Group, Inc.	2,205	145,839

Electronic Equipment & Instruments - 3.1%
FLIR Systems, Inc.	3,830	155,383
Trimble, Inc. (a)	4,810	207,744

		363,127

Food Products - 2.6%
Freshpet, Inc. (a)	3,625	303,268

Health Care Equipment & Supplies - 5.0%
NeoGenomics, Inc. (a)	6,405	198,427
STAAR Surgical Co. (a)	6,400	393,856

		592,283

Health Care Providers & Services - 4.4%
HealthEquity, Inc. (a)	2,595	152,249
Medpace Holdings, Inc. (a)	1,955	181,854
Omnicell, Inc. (a)	2,590	182,906

		517,009

Health Care Technology - 2.1%
Teladoc Health, Inc. (a)	1,305	249,046

COMMON STOCKS	Shares	Value
Hotels, Restaurants & Leisure - 4.5%
Planet Fitness, Inc. - Class A (a)	2,605	$157,785
Red Rock Resorts, Inc. - Class A	8,585	93,663
Wingstop, Inc.	2,055	285,583

		537,031

Insurance - 3.9%
Kinsale Capital Group, Inc.	1,495	232,039
Palomar Holdings, Inc. (a)	2,690	230,694

		462,733

Internet Software & Services - 1.4%
Euronet Worldwide, Inc. (a)	1,765	169,122

IT Consulting & Services - 1.4%
LiveRamp Holdings, Inc. (a)	3,970	168,606

Leisure Equipment & Products - 2.5%
Pool Corp.	1,100	299,057

Machinery - 4.1%
Colfax Corp. (a)	5,190	144,801
IDEX Corp.	885	139,865
Rexnord Corp.	6,845	199,532

		484,198

Media & Entertainment - 3.9%
Nexstar Media Group, Inc. - Class A	2,635	220,523
Pinterest, Inc. - Class A (a)	10,970	243,205

		463,728

Metals & Mining - 0.9%
Reliance Steel & Aluminum Co.	1,145	108,695

Multiline Retail - 1.9%
Ollie’s Bargain Outlet Holdings, Inc. (a)	2,310	225,571

Pharmaceuticals - 4.0%
Horizon Therapeutics PLC (a)(b)	5,625	312,637
Reata Pharmaceuticals, Inc. - Class A (a)	1,000	156,020

		468,657

Real Estate Development - 1.6%
FirstService Corp. (b)	1,815	182,861

Real Estate Investment Trusts - 3.0%
First Industrial Realty Trust, Inc.	4,910	188,740
PotlatchDeltic Corp.	4,390	166,952

		355,692

Software - 12.8%
ACI Worldwide, Inc. (a)	3,745	101,078
Appian Corp. (a)	3,780	193,725
Fair Isaac Corp. (a)	575	240,373
Five9, Inc. (a)	2,235	247,347
Guidewire Software, Inc. (a)	1,875	207,844
Mimecast Ltd. (a)(b)	4,750	197,885
Proofpoint, Inc. (a)	1,525	169,458
RealPage, Inc. (a)	2,425	157,649

		1,515,359

The accompanying notes are an integral part of these financial statements.

LKCM SMALL-MID CAP EQUITY FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2020 (Unaudited)

COMMON STOCKS	Shares	Value
Software & Services - 5.3%
Akamai Technologies, Inc. (a)	1,150	$123,154
Coupa Software, Inc. (a)	1,135	314,440
Envestnet, Inc. (a)	2,565	188,630

		626,224

Thrifts & Mortgage Finance - 1.6%
Essent Group Ltd. (b)	5,045	182,982

Trading Companies & Distributors - 1.9%
Watsco, Inc.	1,260	223,902

TOTAL COMMON STOCKS (Cost $8,335,462)		11,588,901

SHORT-TERM INVESTMENT - 2.1%
Money Market Fund - 2.1%
Invesco Short-Term Investments Trust - Government & Agency Portfolio - Institutional Shares, 0.09% (c)	251,351	251,351

TOTAL SHORT-TERM INVESTMENT (Cost $251,351)		251,351

Total Investments - 100.0% (Cost $8,586,813)		11,840,252
Other Assets in Excess of Liabilities - 0.0%		2,208

TOTAL NET ASSETS - 100.0%		$11,842,460

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2020 (Unaudited)

COMMON STOCKS - 97.0%	Shares	Value
Aerospace & Defense - 2.1%
Honeywell International, Inc.	52,800	$7,634,352

Banks - 3.9%
Bank of America Corp.	160,000	3,800,000
Comerica, Inc.	100,000	3,810,000
Cullen/Frost Bankers, Inc.	65,000	4,856,150
Glacier Bancorp, Inc.	60,000	2,117,400

		14,583,550

Beverages - 3.7%
The Coca-Cola Co.	95,000	4,244,600
Keurig Dr Pepper, Inc.	100,000	2,840,000
PepsiCo, Inc.	49,000	6,480,740

		13,565,340

Biotechnology - 1.8%
Amgen, Inc.	28,000	6,604,080

Chemicals - 6.8%
Air Products & Chemicals, Inc.	30,200	7,292,092
Ecolab, Inc.	45,000	8,952,750
FMC Corp.	90,000	8,965,800

		25,210,642

Commercial Services & Supplies - 3.6%
Cintas Corp.	16,000	4,261,760
Waste Connections, Inc. (b)	97,500	9,144,525

		13,406,285

Computers & Peripherals - 2.9%
Apple, Inc.	30,000	10,944,000

Construction Materials - 1.0%
Martin Marietta Materials, Inc.	18,000	3,718,260

Diversified Financials - 1.7%
JPMorgan Chase & Co.	68,000	6,396,080

Electrical Equipment & Instruments - 5.0%
Franklin Electric Co., Inc.	85,000	4,464,200
Rockwell Automation, Inc.	25,000	5,325,000
Roper Technologies, Inc.	23,000	8,929,980

		18,719,180

Electronic Equipment & Instruments - 2.3%
National Instruments Corp.	55,000	2,129,050
Trimble, Inc. (a)	150,000	6,478,500

		8,607,550

Food Products - 0.7%
Mondelez International, Inc. - Class A	54,000	2,761,020

Health Care Equipment & Supplies - 10.3%
Alcon, Inc. (a)(b)	60,000	3,439,200
Danaher Corp.	70,000	12,378,100
PerkinElmer, Inc.	99,000	9,710,910
Stryker Corp.	20,000	3,603,800
Thermo Fisher Scientific, Inc.	25,000	9,058,500

		38,190,510

COMMON STOCKS	Shares	Value
Household Products - 2.9%
Kimberly-Clark Corp.	50,000	$7,067,500
The Procter & Gamble Co.	30,000	3,587,100

		10,654,600

Internet & Catalog Retail - 3.7%
Amazon.com, Inc. (a)	5,000	13,794,100

IT Consulting & Services - 3.5%
PayPal Holdings, Inc. (a)	75,000	13,067,250

Machinery - 7.3%
Generac Holdings, Inc. (a)	85,000	10,364,050
IDEX Corp.	20,000	3,160,800
The Toro Co.	74,000	4,909,160
Valmont Industries, Inc.	45,000	5,112,900
Xylem, Inc.	53,000	3,442,880

		26,989,790

Marine - 0.6%
Kirby Corp. (a)	40,000	2,142,400

Media & Entertainment - 4.3%
Alphabet, Inc. - Class A (a)	7,000	9,926,350
Facebook, Inc. - Class A (a)	27,000	6,130,890

		16,057,240

Metals & Mining - 1.8%
Newmont Goldcorp Corp.	110,000	6,791,400

Oil & Gas & Consumable Fuels - 3.6%
Cabot Oil & Gas Corp.	190,000	3,264,200
Chevron Corp.	31,500	2,810,745
ConocoPhillips	91,500	3,844,830
EOG Resources, Inc.	65,000	3,292,900

		13,212,675

Personal Products - 1.5%
The Estee Lauder Cos., Inc. - Class A	30,000	5,660,400

Pharmaceuticals - 4.6%
Merck & Co., Inc.	80,000	6,186,400
Pfizer, Inc.	115,000	3,760,500
Zoetis, Inc.	53,500	7,331,640

		17,278,540

Road & Rail - 2.7%
Kansas City Southern	40,000	5,971,600
Union Pacific Corp.	24,000	4,057,680

		10,029,280

Software - 8.5%
Adobe, Inc. (a)	30,000	13,059,300
Microsoft Corp.	80,000	16,280,800
RealPage, Inc. (a)	35,000	2,275,350

		31,615,450

Software & Services - 2.6%
Akamai Technologies, Inc. (a)	90,000	9,638,100

The accompanying notes are an integral part of these financial statements.

LKCM EQUITY FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2020 (Unaudited)

COMMON STOCKS	Shares	Value
Specialty Retail - 2.0%
The Home Depot, Inc.	30,000	$7,515,300

Textiles, Apparel & Luxury Goods - 1.6%
VF Corp.	100,000	6,094,000

TOTAL COMMON STOCKS
(Cost $184,895,469)		360,881,374

U.S. GOVERNMENT ISSUE - 1.2%	Principal Amount
U.S. Treasury Note - 1.2%
2.125%, 05/31/2021	$4,300,000	4,377,014

TOTAL U.S. GOVERNMENT ISSUE
(Cost $4,370,596)		4,377,014

SHORT-TERM INVESTMENT - 1.8%	Shares
Money Market Fund - 1.8%
Invesco Short-Term Investments Trust - Government & Agency Portfolio - Institutional Shares, 0.09% (c)	6,803,194	6,803,194

TOTAL SHORT-TERM INVESTMENT (Cost $6,803,194)		6,803,194

Total Investments - 100.0% (Cost $196,069,259)		372,061,582
Liabilities in Excess of Other Assets - 0.0%		(180,822)

TOTAL NET ASSETS - 100.0%		$371,880,760

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM BALANCED FUND
SCHEDULE OF INVESTMENTS
June 30, 2020 (Unaudited)

COMMON STOCKS - 69.6%	Shares	Value
Aerospace & Defense - 1.8%
Honeywell International, Inc.	6,100	$881,999
L3Harris Technologies, Inc.	6,300	1,068,921

		1,950,920

Banks - 2.4%
Bank of America Corp.	46,000	1,092,500
Cullen/Frost Bankers, Inc.	9,900	739,629
Truist Financial Corp.	4,014	150,726
Zions Bancorp N.A.	20,000	680,000

		2,662,855

Beverages - 1.7%
The Coca-Cola Co.	22,600	1,009,768
PepsiCo, Inc.	6,700	886,142

		1,895,910

Biotechnology - 1.3%
Charles River Laboratories International, Inc. (a)	8,100	1,412,235

Chemicals - 5.5%
Air Products and Chemicals, Inc.	5,500	1,328,030
Corteva, Inc.	21,358	572,181
DuPont de Nemours, Inc.	8,158	433,434
Ecolab, Inc.	5,900	1,173,805
FMC Corp.	13,700	1,364,794
Linde PLC (b)	5,500	1,166,605

		6,038,849

Commercial Services & Supplies - 2.7%
Cintas Corp.	4,000	1,065,440
Waste Connections, Inc. (b)	9,500	891,005
Waste Management, Inc.	10,000	1,059,100

		3,015,545

Communications Equipment - 1.3%
QUALCOMM, Inc.	15,300	1,395,513

Computers & Peripherals - 1.8%
Apple, Inc.	5,550	2,024,640

Construction Materials - 0.8%
Martin Marietta Materials, Inc.	4,100	846,937

Diversified Financials - 2.2%
JPMorgan Chase & Co.	11,500	1,081,690
Moody’s Corp.	4,700	1,291,231

		2,372,921

Diversified Telecommunication Services - 1.8%
AT&T, Inc.	33,689	1,018,419
Verizon Communications, Inc.	16,341	900,879

		1,919,298

Electrical Equipment & Instruments - 1.8%
Emerson Electric Co.	15,600	967,668
Rockwell Automation, Inc.	4,500	958,500

		1,926,168

COMMON STOCKS	Shares	Value
Electronic Equipment & Instruments - 1.8%
FLIR Systems, Inc.	13,700	$555,809
National Instruments Corp.	12,800	495,488
Trimble, Inc. (a)	22,200	958,818

		2,010,115

Food & Drug Retailing - 0.9%
Walmart, Inc.	8,300	994,174

Food Products - 0.6%
Mondelez International, Inc. - Class A	13,400	685,142

Health Care Equipment & Supplies - 5.0%
Alcon, Inc. (a)(b)	13,800	791,016
Becton, Dickinson & Co.	4,400	1,052,788
Danaher Corp.	6,600	1,167,078
Medtronic PLC (b)	4,100	375,970
PerkinElmer, Inc.	10,100	990,709
Thermo Fisher Scientific, Inc.	3,100	1,123,254

		5,500,815

Household Products - 2.1%
Colgate-Palmolive Co.	13,600	996,336
Kimberly-Clark Corp.	6,000	848,100
The Procter & Gamble Co.	3,500	418,495

		2,262,931

Internet & Catalog Retail - 1.6%
Amazon.com, Inc. (a)	650	1,793,233

IT Consulting & Services - 5.3%
Black Knight, Inc. (a)	18,400	1,335,104
Broadridge Financial Solutions, Inc.	10,200	1,287,138
PayPal Holdings, Inc. (a)	11,800	2,055,914
Visa, Inc. - Class A	6,100	1,178,337

		5,856,493

Machinery - 1.3%
Fortive Corp.	11,300	764,558
Xylem, Inc.	11,000	714,560

		1,479,118

Marine - 0.5%
Kirby Corp. (a)	10,200	546,312

Media & Entertainment - 4.0%
Alphabet, Inc. - Class C (a)	1,075	1,519,631
Facebook, Inc. - Class A (a)	4,700	1,067,229
Pinterest, Inc. - Class A (a)	35,000	775,950
The Walt Disney Co.	9,500	1,059,345

		4,422,155

Oil & Gas & Consumable Fuels - 2.7%
Cabot Oil & Gas Corp.	25,900	444,962
Chevron Corp.	7,295	650,933
ConocoPhillips	17,900	752,158
EOG Resources, Inc.	10,300	521,798
Exxon Mobil Corp.	4,633	207,187
Pioneer Natural Resources Co.	4,100	400,570

		2,977,608

The accompanying notes are an integral part of these financial statements.

LKCM BALANCED FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2020 (Unaudited)

COMMON STOCKS	Shares	Value
Personal Products - 0.7%
The Estee Lauder Cos., Inc. - Class A	4,000	$754,720

Pharmaceuticals - 4.0%
Abbott Laboratories	13,500	1,234,305
Merck & Co., Inc.	15,200	1,175,416
Pfizer, Inc.	18,100	591,870
Zoetis, Inc.	10,326	1,415,075

		4,416,666

Real Estate Investment Trusts - 1.5%
American Tower Corp.	6,300	1,628,802

Road & Rail - 0.8%
Union Pacific Corp.	5,100	862,257

Software - 6.5%
Adobe, Inc. (a)	3,300	1,436,523
Microsoft Corp.	9,800	1,994,398
Oracle Corp.	17,800	983,806
RealPage, Inc. (a)	20,900	1,358,709
salesforce.com, Inc. (a)	7,400	1,386,242

		7,159,678

Software & Services - 1.4%
Akamai Technologies, Inc. (a)	14,800	1,584,932

Specialty Retail - 1.8%
The Home Depot, Inc.	6,500	1,628,315
O’Reilly Automotive, Inc. (a)	700	295,169

		1,923,484

Textiles, Apparel & Luxury Goods - 2.0%
NIKE, Inc. - Class B	11,600	1,137,380
VF Corp.	18,200	1,109,108

		2,246,488

TOTAL COMMON STOCKS
(Cost $52,798,643)		76,566,914

CORPORATE BONDS - 29.1%	Principal Amount
Aerospace & Defense - 0.2%
Raytheon Technologies Corp. (c)
3.700%, 12/15/2023 Callable 09/03/2023	$250,000	271,472

Air Freight & Logistics - 0.6%
United Parcel Service, Inc.
2.450%, 10/01/2022	600,000	625,714

Banks - 3.1%
Bank of America Corp.:
2.625%, 04/19/2021	250,000	254,445
3.300%, 01/11/2023	250,000	266,917
Comerica Bank
2.500%, 07/23/2024	300,000	315,097

CORPORATE BONDS	Principal Amount	Value
Banks - 3.1%, Continued
Comerica, Inc.
3.700%, 07/31/2023 Callable 06/30/2023	$475,000	$512,345
The Bank of New York Mellon Corp.:
2.500%, 04/15/2021 Callable 03/15/2021	200,000	203,077
2.200%, 08/16/2023 Callable 06/16/2023	200,000	209,180
Truist Bank:
2.625%, 01/15/2022 Callable 12/15/2021	500,000	515,819
3.200%, 04/01/2024 Callable 03/01/2024	250,000	271,197
4.050%, 11/03/2025 Callable 09/03/2025	385,000	443,929
3.300%, 05/15/2026 Callable 04/15/2026	400,000	441,806

		3,433,812

Beverages - 0.4%
PepsiCo, Inc.
3.000%, 08/25/2021	415,000	427,012

Biotechnology - 1.6%
AbbVie, Inc.:
2.850%, 05/14/2023 Callable 03/14/2023	250,000	263,769
3.200%, 05/14/2026 Callable 02/14/2026	600,000	660,176
Amgen, Inc.:
2.700%, 05/01/2022 Callable 03/01/2022	325,000	336,225
3.625%, 05/22/2024 Callable 02/22/2024	250,000	274,299
2.600%, 08/19/2026 Callable 05/19/2026	200,000	218,018

		1,752,487

Chemicals - 0.5%
Ecolab, Inc.
3.250%, 01/14/2023 Callable 11/14/2022	500,000	531,077

Communications Equipment - 1.3%
Cisco Systems, Inc.
2.200%, 09/20/2023 Callable 07/20/2023	750,000	792,409
QUALCOMM, Inc.
2.900%, 05/20/2024 Callable 03/20/2024	600,000	646,000

		1,438,409

Computers & Peripherals - 0.8%
Apple, Inc.:
2.850%, 05/06/2021	500,000	510,943
2.500%, 02/09/2025	250,000	269,298

The accompanying notes are an integral part of these financial statements.

LKCM BALANCED FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2020 (Unaudited)

CORPORATE BONDS	Principal Amount	Value
Computers & Peripherals - 0.8%, Continued
3.200%, 05/13/2025	$55,000	$61,403

		841,644

Consumer Finance - 0.8%
American Express Co.:
3.400%, 02/27/2023 Callable 01/27/2023	125,000	133,781
3.700%, 08/03/2023 Callable 07/03/2023	300,000	326,438
3.000%, 10/30/2024 Callable 09/29/2024	350,000	378,751

		838,970

Diversified Financials - 1.2%
JPMorgan Chase & Co.:
2.400%, 06/07/2021 Callable 05/07/2021	400,000	406,855
3.250%, 09/23/2022	100,000	105,641
3.375%, 05/01/2023	225,000	240,828
3.875%, 02/01/2024	275,000	305,258
3.200%, 06/15/2026 Callable 03/15/2026	200,000	222,166

		1,280,748

Diversified Telecommunication Services - 1.7%
AT&T, Inc.:
3.600%, 02/17/2023 Callable 12/17/2022	200,000	214,824
3.400%, 05/15/2025 Callable 02/15/2025	750,000	824,752
Verizon Communications, Inc.:
2.450%, 11/01/2022 Callable 08/01/2022	500,000	519,789
3.500%, 11/01/2024 Callable 08/01/2024	250,000	276,872

		1,836,237

Electrical Equipment & Instruments - 1.1%
Emerson Electric Co.:
2.625%, 02/15/2023 Callable 11/15/2022	400,000	419,811
3.150%, 06/01/2025 Callable 03/01/2025	200,000	222,321
Roper Technologies, Inc.
2.800%, 12/15/2021 Callable 11/15/2021	600,000	617,340

		1,259,472

Electronic Equipment & Instruments - 0.5%
Trimble, Inc.
4.150%, 06/15/2023 Callable 05/15/2023	500,000	533,386

CORPORATE BONDS	Principal Amount	Value
Food & Drug Retailing - 0.7%
Walmart, Inc.
3.550%, 06/26/2025 Callable 04/26/2025	$700,000	$794,310

Health Care Equipment & Supplies - 0.9%
Danaher Corp.
3.350%, 09/15/2025 Callable 06/15/2025	250,000	279,073
Thermo Fisher Scientific, Inc.
3.000%, 04/15/2023 Callable 02/15/2023	705,000	747,342

		1,026,415

Health Care Providers & Services - 0.4%
CVS Health Corp.
2.125%, 06/01/2021 Callable 05/01/2021	400,000	405,303

Hotels, Restaurants & Leisure - 0.1%
McDonald’s Corp.
3.625%, 05/20/2021	100,000	102,849

Internet & Catalog Retail - 0.6%
Amazon.com, Inc.
3.300%, 12/05/2021 Callable 10/05/2021	695,000	721,975

Machinery - 0.7%
Illinois Tool Works, Inc.
3.500%, 03/01/2024 Callable 12/01/2023	715,000	783,579

Media & Entertainment - 0.8%
Alphabet, Inc.:
3.375%, 02/25/2024	600,000	660,490
1.998%, 08/15/2026 Callable 05/15/2026	200,000	214,452

		874,942

Oil & Gas & Consumable Fuels - 4.1%
Chevron Corp.
2.411%, 03/03/2022 Callable 01/03/2022	500,000	514,981
ConocoPhillips
2.400%, 12/15/2022 Callable 09/15/2022	490,000	511,924
Enterprise Products Operating, LLC:
2.850%, 04/15/2021 Callable 03/15/2021	500,000	507,979
3.750%, 02/15/2025 Callable 11/15/2024	300,000	332,079
EOG Resources, Inc.
2.625%, 03/15/2023 Callable 12/15/2022	600,000	629,069
Exxon Mobil Corp.:
2.222%, 03/01/2021 Callable 02/01/2021	325,000	328,755

The accompanying notes are an integral part of these financial statements.

LKCM BALANCED FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2020 (Unaudited)

CORPORATE BONDS	Principal Amount	Value
Oil & Gas & Consumable Fuels - 4.1%, Continued
2.709%, 03/06/2025 Callable 12/06/2024	$255,000	$273,849
3.043%, 03/01/2026 Callable 12/01/2025	400,000	439,916
Kinder Morgan Energy Partners, L.P.
3.950%, 09/01/2022 Callable 06/01/2022	400,000	421,900
Schlumberger Investment SA (b)
3.650%, 12/01/2023 Callable 09/01/2023	500,000	537,104

		4,497,556

Pharmaceuticals - 1.6%
Abbott Laboratories:
3.400%, 11/30/2023 Callable 09/30/2023	480,000	523,096
3.875%, 09/15/2025 Callable 06/15/2025	255,000	293,734
Bristol-Myers Squibb Co. (c)
3.625%, 05/15/2024 Callable 02/15/2024	250,000	275,459
Merck & Co., Inc.
2.350%, 02/10/2022	650,000	670,535

		1,762,824

Real Estate Investment Trusts - 0.8%
American Tower Corp.:
2.400%, 03/15/2025 Callable 02/15/2025	150,000	158,531
3.375%, 10/15/2026 Callable 07/15/2026	635,000	706,842

		865,373

Road & Rail - 0.8%
Burlington Northern Santa Fe, LLC
3.000%, 03/15/2023 Callable 12/15/2022	600,000	634,217
Union Pacific Corp.
3.750%, 07/15/2025 Callable 05/15/2025	200,000	226,555

		860,772

Semiconductor Equipment & Products - 0.9%
Intel Corp.
3.700%, 07/29/2025 Callable 04/29/2025	500,000	568,468
Texas Instruments Inc.
2.750%, 03/12/2021 Callable 02/12/2021	470,000	477,097

		1,045,565

Software - 1.9%
Adobe, Inc.
1.900%, 02/01/2025 Callable 01/01/2025	700,000	739,662

CORPORATE BONDS	Principal Amount	Value
Software - 1.9%, Continued
Microsoft Corp.:
2.375%, 02/12/2022 Callable 01/12/2022	$400,000	$412,959
3.125%, 11/03/2025 Callable 08/03/2025	230,000	257,995
Oracle Corp.
2.800%, 07/08/2021	625,000	640,963

		2,051,579

Specialty Retail - 1.0%
O’Reilly Automotive, Inc.
4.875%, 01/14/2021 Callable 10/14/2020	300,000	303,338
The Home Depot, Inc.:
2.625%, 06/01/2022 Callable 05/01/2022	290,000	302,788
2.800%, 09/14/2027 Callable 06/14/2027	500,000	555,965

		1,162,091

TOTAL CORPORATE BONDS
(Cost $30,489,402)		32,025,573

SHORT-TERM INVESTMENT - 1.2%	Shares
Money Market Fund - 1.2%
Invesco Short-Term Investments Trust - Government & Agency Portfolio -Institutional Shares, 0.09% (d)	1,302,121	1,302,121

TOTAL SHORT-TERM INVESTMENT (Cost $1,302,121)		1,302,121

Total Investments - 99.9% (Cost $84,590,166)		109,894,608
Other Assets in Excess of Liabilities - 0.1%		118,093

TOTAL NET ASSETS - 100.0%		$110,012,701

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)

Rule 144A security. Resale to the public may require registration or may extend only to qualified institutional buyers. The value of the Rule 144A securities was $546,931 representing 0.5% of the Fund’s total net assets.

(d)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM FIXED INCOME FUND
SCHEDULE OF INVESTMENTS
June 30, 2020 (Unaudited)

CORPORATE BONDS - 78.0%	Principal Amount	Value
Aerospace & Defense - 1.5%
Honeywell International, Inc.
1.350%, 06/01/2025
Callable 05/01/20205	$2,370,000	$2,428,930
Raytheon Technologies Corp. (a)
3.700%, 12/15/2023
Callable 09/03/2023	1,750,000	1,900,301

		4,329,231

Banks - 8.8%
Bank of America Corp.:
2.625%, 10/19/2020	2,600,000	2,617,750
2.625%, 04/19/2021	1,704,000	1,734,297
2.289% (3 Month LIBOR USD + 1.180%), 10/21/2022 (b)
Callable 10/21/2021	2,975,000	3,001,050
4.450%, 03/03/2026	2,000,000	2,304,245
The Bank of New York Mellon Corp.
2.800%, 05/04/2026
Callable 02/04/2026	300,000	332,093
Comerica, Inc.
3.700%, 07/31/2023
Callable 06/30/2023	2,000,000	2,157,241
Truist Bank:
2.625%, 01/15/2022
Callable 12/15/2021	3,700,000	3,817,064
3.200%, 04/01/2024
Callable 03/01/2024	2,500,000	2,711,969
3.300%, 05/15/2026
Callable 04/15/2026	4,333,000	4,785,865
Wells Fargo & Co.
4.125%, 08/15/2023	2,000,000	2,174,609

		25,636,183

Biotechnology - 2.2%
Amgen, Inc.:
2.600%, 08/19/2026
Callable 05/19/2026	1,000,000	1,090,090
2.200%, 02/21/2027
Callable 12/21/2026	5,000,000	5,280,803

		6,370,893

Chemicals - 0.7%
Ecolab, Inc.
2.375%, 08/10/2022
Callable 07/10/2022	1,925,000	1,999,788

Communications Equipment - 2.5%
Cisco Systems, Inc.
1.850%, 09/20/2021
Callable 08/20/2021	3,000,000	3,054,030
QUALCOMM, Inc.
2.900%, 05/20/2024
Callable 03/20/2024	4,000,000	4,306,667

		7,360,697

CORPORATE BONDS	Principal Amount	Value
Computers & Peripherals - 2.3%
Apple, Inc.:
2.400%, 05/03/2023	$3,250,000	$3,436,898
2.500%, 02/09/2025	2,975,000	3,204,647

		6,641,545

Consumer Finance - 2.2%
American Express Co.:
1.090% (3 Month LIBOR USD + 0.330%), 10/30/2020 (b)
Callable 09/29/2020	2,000,000	2,001,531
3.000%, 10/30/2024
Callable 09/29/2024	2,000,000	2,164,294
4.200%, 11/06/2025
Callable 10/06/2025	2,000,000	2,327,058

		6,492,883

Containers & Packaging - 1.8%
Ball Corp.:
5.000%, 03/15/2022	2,000,000	2,082,550
5.250%, 07/01/2025	3,000,000	3,289,065

		5,371,615

Diversified Financials - 4.5%
JPMorgan Chase & Co.:
1.891% (3 Month LIBOR USD + 0.900%), 04/25/2023 (b)
Callable 04/25/2022	2,409,000	2,418,226
3.375%, 05/01/2023	3,788,000	4,054,474
3.875%, 02/01/2024	1,750,000	1,942,552
3.300%, 04/01/2026
Callable 01/01/2026	3,500,000	3,915,044
3.200%, 06/15/2026
Callable 03/15/2026	636,000	706,488

		13,036,784

Diversified Telecommunication Services - 7.3%
AT&T, Inc.:
2.169% (3 Month LIBOR USD + 0.950%), 07/15/2021 (b)	2,975,000	2,999,710
3.800%, 02/15/2027
Callable 11/15/2026	2,000,000	2,254,474
4.250%, 03/01/2027
Callable 12/01/2026	4,000,000	4,559,157
Verizon Communications, Inc.:
1.321% (3 Month LIBOR USD + 1.000%), 03/16/2022 (b)	2,200,000	2,229,941
2.450%, 11/01/2022
Callable 08/01/2022	1,750,000	1,819,263
3.500%, 11/01/2024
Callable 08/01/2024	1,750,000	1,938,102
2.625%, 08/15/2026	3,000,000	3,266,930
4.125%, 03/16/2027	2,000,000	2,360,458

		21,428,035

The accompanying notes are an integral part of these financial statements.

LKCM FIXED INCOME FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2020 (Unaudited)

CORPORATE BONDS	Principal Amount	Value
Electrical Equipment & Instruments - 2.8%
Emerson Electric Co.:
2.625%, 12/01/2021
Callable 11/01/2021	$950,000	$978,634
3.150%, 06/01/2025
Callable 03/01/2025	5,000,000	5,558,006
Rockwell Automation, Inc.
2.875%, 03/01/2025
Callable 12/01/2024	1,440,000	1,546,002

		8,082,642

Electronic Equipment & Instruments - 1.6%
Trimble, Inc.
4.150%, 06/15/2023
Callable 05/15/2023	4,500,000	4,800,476

Health Care Equipment & Supplies - 6.2%
Danaher Corp.
3.350%, 09/15/2025
Callable 06/15/2025	5,500,000	6,139,605
Thermo Fisher Scientific, Inc.:
3.000%, 04/15/2023
Callable 02/15/2023	2,475,000	2,623,647
4.150%, 02/01/2024
Callable 11/01/2023	4,500,000	4,997,956
2.950%, 09/19/2026
Callable 06/19/2026	4,000,000	4,428,051

		18,189,259

Health Care Providers & Services - 2.3%
CVS Health Corp.:
1.033% (3 Month LIBOR USD + 0.720%), 03/09/2021 (b)	4,500,000	4,517,567
4.125%, 05/15/2021
Callable 02/15/2021	2,000,000	2,046,413

		6,563,980

Household Products - 0.3%
The Procter & Gamble Co.
8.000%, 09/01/2024	775,000	996,884

Internet & Catalog Retail - 1.8%
Amazon.com, Inc.
2.500%, 11/29/2022
Callable 08/29/2022	5,000,000	5,235,774

Media & Entertainment - 2.1%
Alphabet, Inc.:
3.375%, 02/25/2024	4,000,000	4,403,264
1.998%, 08/15/2026
Callable 05/15/2026	1,725,000	1,849,653

		6,252,917

Multiline Retail - 1.6%
Family Dollar Stores, Inc.
5.000%, 02/01/2021	4,500,000	4,575,845

CORPORATE BONDS	Principal Amount	Value
Oil & Gas & Consumable Fuels - 6.3%
Chevron Corp.:
2.411%, 03/03/2022
Callable 01/03/2022	$1,450,000	$1,493,445
2.355%, 12/05/2022
Callable 09/05/2022	1,000,000	1,041,806
2.954%, 05/16/2026
Callable 02/16/2026	1,870,000	2,072,761
ConocoPhillips Co. 1.292% (3 Month LIBOR USD + 0.900%), 05/15/2022 (b)	700,000	703,414
Enterprise Products Operating, LLC:
2.800%, 02/15/2021	2,000,000	2,027,782
2.850%, 04/15/2021
Callable 03/15/2021	2,500,000	2,539,894
3.750%, 02/15/2025
Callable 11/15/2024	2,963,000	3,279,831
Kinder Morgan Energy Partners, L.P.
4.250%, 09/01/2024
Callable 06/01/2024	3,000,000	3,305,072
Kinder Morgan Inc. 2.499% (3 Month LIBOR USD + 1.280%), 01/15/2023 (b)	2,000,000	2,000,304

		18,464,309

Pharmaceuticals - 3.9%
Abbott Laboratories:
3.400%, 11/30/2023
Callable 09/30/2023	1,750,000	1,907,119
2.950%, 03/15/2025
Callable 12/15/2024	3,925,000	4,318,573
Bristol-Myers Squibb Co. (a)
3.625%, 05/15/2024
Callable 02/15/2024	4,750,000	5,233,720

		11,459,412

Real Estate Investment Trusts - 3.8%
American Tower Corp.:
3.500%, 01/31/2023	3,500,000	3,742,410
5.000%, 02/15/2024	2,500,000	2,853,506
3.375%, 10/15/2026
Callable 07/15/2026	4,030,000	4,485,944

		11,081,860

Road & Rail - 4.3%
Burlington Northern Santa Fe, LLC:
3.000%, 03/15/2023
Callable 12/15/2022	4,695,000	4,962,748
3.000%, 04/01/2025
Callable 01/01/2025	2,250,000	2,475,912
Union Pacific Corp.:
3.250%, 01/15/2025
Callable 10/15/2024	1,500,000	1,651,070
3.750%, 07/15/2025
Callable 05/15/2025	3,025,000	3,426,650

		12,516,380

The accompanying notes are an integral part of these financial statements.

LKCM FIXED INCOME FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2020 (Unaudited)

CORPORATE BONDS	Principal Amount	Value
Semiconductor Equipment & Products - 0.9%
Intel Corp.
3.700%, 07/29/2025
Callable 04/29/2025	$2,250,000	$2,558,106

Software - 3.6%
Adobe, Inc.
1.900%, 02/01/2025
Callable 01/01/2025	3,000,000	3,169,981
Oracle Corp.:
2.650%, 07/15/2026
Callable 04/15/2026	2,000,000	2,166,278
3.250%, 11/15/2027
Callable 08/15/2027	4,500,000	5,069,305

		10,405,564

Specialty Retail - 2.7%
The Home Depot, Inc.:
2.700%, 04/01/2023
Callable 01/01/2023	2,750,000	2,905,199
2.950%, 06/15/2029
Callable 03/15/2029	2,500,000	2,813,660
O’Reilly Automotive, Inc.
4.875%, 01/14/2021
Callable 10/14/2020	2,203,000	2,227,510

		7,946,369

TOTAL CORPORATE BONDS (Cost $215,856,670)		227,797,431

U.S. GOVERNMENT ISSUES - 10.2%
U.S. Treasury Inflation Indexed Bonds - 1.4%
0.625%, 01/15/2024	3,845,870	4,051,007

U.S. Treasury Notes - 8.8%
2.000%, 07/31/2020	2,000,000	2,003,030
1.750%, 07/15/2022	2,000,000	2,064,609
2.000%, 02/15/2023	2,000,000	2,095,859
2.000%, 02/15/2025	2,000,000	2,160,039
2.000%, 08/15/2025	1,000,000	1,085,801
1.625%, 02/15/2026	2,000,000	2,139,961
2.375%, 05/15/2027	4,000,000	4,515,547
2.750%, 02/15/2028	2,000,000	2,333,438
2.875%, 08/15/2028	3,000,000	3,553,594
3.125%, 11/15/2028	3,000,000	3,627,773

		25,579,651

TOTAL U.S. GOVERNMENT ISSUES (Cost $26,762,739)		29,630,658

U.S. GOVERNMENT SPONSORED ENTITIES - 9.2%
Fannie Mae - 0.7%
1.700%, 02/14/2023
Callable 08/14/2020	2,000,000	2,003,066

Federal Home Loan Bank - 3.5%
1.780%, 01/22/2024
Callable 01/22/2021	2,230,000	2,245,134

U.S. GOVERNMENT SPONSORED ENTITIES	Principal Amount	Value
Federal Home Loan Bank - 3.5%, Continued
2.375%, 03/13/2026	$3,575,000	$3,936,319
2.820%, 06/27/2029
Callable 06/27/2022	4,000,000	4,132,594

		10,314,047

Freddie Mac - 5.0%
2.375%, 01/13/2022	2,000,000	2,066,987
2.000%, 01/29/2025
Callable 07/29/2020	4,000,000	4,005,233
1.000%, 04/16/2025 (c)
Callable 10/16/2020	3,000,000	3,005,899
0.750%, 04/17/2025 (c)
Callable 07/17/2020	1,990,000	1,990,150
0.750%, 05/28/2025
Callable 05/28/2021	3,500,000	3,501,126

		14,569,395

TOTAL U.S. GOVERNMENT SPONSORED ENTITIES (Cost $26,802,971)		26,886,508

SHORT-TERM INVESTMENTS - 1.9%
Corporate Bonds - 1.3%
AbbVie, Inc.
2.300%, 05/14/2021
Callable 04/14/2021	2,500,000	2,533,817
Cisco Systems, Inc.
2.200%, 02/28/2021	1,225,000	1,240,029

		3,773,846

	Shares
Money Market Funds - 0.6%
Invesco Short-Term Investments Trust - Government & Agency Portfolio - Institutional Shares, 0.09% (d)	1,830,376	1,830,376

TOTAL SHORT-TERM INVESTMENTS (Cost $5,591,795)		5,604,222

Total Investments - 99.3% (Cost $275,014,175)		289,918,819
Other Assets in Excess of Liabilities - 0.7%		2,066,083

TOTAL NET ASSETS - 100.0%		$291,984,902

(a)

Rule 144A security. Resale to the public may require registration or may extend only to qualified institutional buyers. The value of the Rule 144A securities was $7,134,021 representing 2.4% of the Fund’s total net assets.

(b)	Floating rate.
(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(d)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2020 (Unaudited)

COMMON STOCKS - 89.7%	Shares	Value
AUSTRALIA - 2.9%
Pharmaceuticals - 2.9%
CSL Ltd.	2,479	$493,044

Total Australia		493,044

FINLAND - 1.8%
Banks - 1.8%
Nordea Bank Abp (a)	45,000	312,089

Total Finland		312,089

FRANCE - 12.1%
Chemicals - 2.8%
Air Liquide SA	3,250	469,905

Electrical Equipment & Instruments - 3.0%
Schneider Electric SA	4,650	517,249

IT Consulting & Services - 2.2%
Cap Gemini	3,325	383,708

Oil & Gas & Consumable Fuels - 1.6%
TOTAL SA	7,000	269,908

Specialty Retail - 2.5%
LVMH Moet Hennessy Louis Vuitton SE	950	419,418

Total France		2,060,188

GERMANY - 10.1%
Insurance - 1.4%
Allianz SE	1,150	234,993

Machinery - 1.9%
KION Group AG	5,250	323,240

Semiconductor Equipment & Products - 1.9%
Infineon Technologies AG	14,000	328,049

Software - 3.0%
SAP SE	3,700	517,219

Textiles, Apparel & Luxury Goods - 1.9%
Adidas AG (a)	1,250	329,563

Total Germany		1,733,064

IRELAND - 2.5%
Construction Materials - 2.5%
CRH PLC	12,250	421,646

Total Ireland		421,646

ITALY - 2.4%
Banks - 1.2%
UniCredit SpA (a)	22,000	203,042

Textiles, Apparel & Luxury Goods - 1.2%
Moncler SpA (a)	5,400	207,648

Total Italy		410,690

JAPAN - 8.8%
Computers & Peripherals - 1.8%
Nidec Corp.	4,700	316,633

COMMON STOCKS	Shares	Value
Food & Drug Retailing - 2.5%
Tsuruha Holdings, Inc.	3,050	$421,245

Media & Entertainment - 2.9%
Nintendo Co., Ltd.	1,100	491,776

Personal Products - 1.6%
Shiseido Co., Ltd.	4,350	277,185

Total Japan		1,506,839

JERSEY - 2.8%
Trading Companies & Distributors - 2.8%
Ferguson PLC	5,800	474,244

Total Jersey		474,244

NETHERLANDS - 5.8%
Professional Services - 2.1%
Wolters Kluwer NV	4,500	351,474

Semiconductor Equipment & Products - 3.7%
ASML Holding NV	1,735	634,683

Total Netherlands		986,157

SPAIN - 3.1%
Banks - 0.9%
CaixaBank SA	74,140	158,606

Machinery - 2.2%
Fluidra SA (a)	28,000	371,584

Total Spain		530,190

SWEDEN - 1.5%
Oil & Gas & Consumable Fuels - 1.5%
Lundin Petroleum AB	10,250	250,158

Total Sweden		250,158

SWITZERLAND - 15.8%
Banks - 2.0%
Julius Baer Group Ltd.	8,100	340,181

Electrical Equipment & Instruments - 2.3%
ABB Ltd.	17,650	400,354

Health Care Equipment & Supplies - 2.1%
Alcon, Inc. (a)	6,150	353,374

Pharmaceuticals - 6.8%
Lonza Group AG	1,150	609,153
Roche Holding AG	1,600	554,319

		1,163,472

Software - 2.6%
Temenos AG	2,900	450,729

Total Switzerland		2,708,110

UNITED KINGDOM - 20.1%
Banks - 1.9%
Barclays PLC	100,000	141,079
Lloyds Banking Group PLC	467,590	180,377

		321,456

The accompanying notes are an integral part of these financial statements.

LKCM INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2020 (Unaudited)

COMMON STOCKS	Shares	Value
Beverages - 1.5%
Diageo PLC	7,900	$262,574

Commercial Services & Supplies - 3.0%
Rentokil Initial Plc	82,000	518,499

Hotels, Restaurants & Leisure - 2.8%
Compass Group PLC	14,500	199,497
InterContinental Hotels Group PLC	6,175	272,596

		472,093

Household Products - 1.7%
Reckitt Benckiser Group PLC	3,250	298,994

Insurance - 1.8%
Prudential PLC	20,000	301,360

Oil & Gas & Consumable Fuels - 1.2%
Royal Dutch Shell PLC - A Shares	13,000	208,146

Personal Products - 2.3%
Unilever PLC	7,150	385,677

Specialty Retail - 1.3%
Burberry Group PLC	11,000	217,360

Trading Companies & Distributors - 2.6%
Ashtead Group PLC	13,250	446,961

Total United Kingdom		3,433,120

TOTAL COMMON STOCKS (Cost $15,143,607)		15,319,539

PREFERRED STOCK - 3.3%
Health Care Equipment & Supplies - 3.3%
Sartorius AG	1,698	560,419

TOTAL PREFERRED STOCK (Cost $366,980)		560,419

SHORT-TERM INVESTMENTS - 7.1%
Money Market Funds - 7.1%
Fidelity Investments Money Market Government Portfolio - Class I, 0.06% (b)	192,179	192,179
Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Shares, 0.05% (b)	509,372	509,372
Invesco Short-Term Investments Trust - Government & Agency Portfolio - Institutional Shares, 0.09% (b)	509,372	509,372

TOTAL SHORT-TERM INVESTMENTS (Cost $1,210,923)		1,210,923

Total Investments - 100.1% (Cost $16,721,510)		17,090,881
Liabilities in Excess of Other Assets - (0.1)%		(9,637)

TOTAL NET ASSETS - 100.0%		$17,081,244

(a)	Non-income producing security.
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2020 (Unaudited)

	LKCM Small Cap Equity Fund	LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund	LKCM International Equity Fund

Assets:
Investments, at value*	$150,053,442	$11,840,252	$372,061,582	$109,894,608	$289,918,819	$17,090,881
Receivable for Fund shares sold	12,472	—	—	33,647	204,895	—
Dividends and interest receivable	56,403	6,058	422,083	291,385	2,129,207	23,736
Receivable for investment advisory fees (Note B)	—	8,464	—	—	—	9,501
Other assets	20,585	14,722	41,869	17,510	26,573	11,534

Total assets	150,142,902	11,869,496	372,525,534	110,237,150	292,279,494	17,135,652

Liabilities:
Payable for Fund shares redeemed	6,947,354	948	35,316	44,564	—	—
Payable for investment advisory fees (Note B)	208,838	—	439,882	117,805	162,783	—
Payable for administrative fees	21,601	7,288	42,629	14,975	34,878	6,241
Payable for accounting and transfer agent fees and expenses	20,029	6,414	13,837	10,908	11,828	8,864
Payable for professional fees	30,609	8,755	47,238	18,655	38,836	27,432
Payable for trustees’ fees and officer compensation (Note B)	20,109	1,459	47,203	12,784	33,067	1,935
Payable for reports to shareholders	5,576	669	9,515	2,426	6,389	656
Payable for custody fees and expenses	6,377	1,503	9,154	2,332	6,811	9,280

Total liabilities	7,260,493	27,036	644,774	224,449	294,592	54,408

Net assets	$142,882,409	$11,842,460	$371,880,760	$110,012,701	$291,984,902	$17,081,244

Net assets consist of:
Paid in capital	$99,126,455	$8,305,050	$189,850,357	$85,377,761	$279,627,055	$17,200,338
Total distributable earnings	43,755,954	3,537,410	182,030,403	24,634,940	12,357,847	(119,094)

Net assets	$142,882,409	$11,842,460	$371,880,760	$110,012,701	$291,984,902	$17,081,244

Shares of beneficial interest outstanding (unlimited shares of no par value authorized)	8,974,800	1,317,768	12,805,370	4,616,857	26,176,993	1,697,126
Net asset value per share (offering and redemption price)	$15.92	$8.99	$29.04	$23.83	$11.15	$10.06

* Cost of investments	$109,493,395	$8,586,813	$196,069,259	$84,590,166	$275,014,175	$16,721,510

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2020 (Unaudited)

	LKCM Small Cap Equity Fund	LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund	LKCM International Equity Fund

Investment Income:
Dividends*	$598,078	$43,398	$2,438,119	$580,655	$—	$137,156
Interest	10,196	811	91,454	383,624	3,419,143	4,322

Total income	608,274	44,209	2,529,573	964,279	3,419,143	141,478

Expenses:
Investment advisory fees (Note B)	546,744	41,165	1,241,604	330,590	704,356	64,103
Accounting and transfer agent fees and expenses	66,973	26,773	104,302	51,161	79,244	30,018
Administrative fees	64,204	21,068	145,050	44,449	116,789	20,202
Trustees’ fees and officer compensation (Note B)	54,462	3,915	116,662	31,846	85,188	3,632
Professional fees	39,611	4,829	77,306	22,564	57,164	6,931
Federal and state registration	15,482	11,555	24,315	11,992	15,943	6,135
Custody fees and expenses	9,941	3,094	17,848	4,922	13,828	20,134
Reports to shareholders	6,665	550	11,227	3,648	8,299	542
Offering costs	—	—	—	—	—	1,936
Other	3,405	233	6,547	1,795	4,868	46

Total expenses	807,487	113,182	1,744,861	502,967	1,085,679	153,679
Less, expense waiver and/or reimbursement (Note B)	(78,495)	(58,295)	(325,885)	(96,087)	(381,323)	(82,454)

Net expenses	728,992	54,887	1,418,976	406,880	704,356	71,225

Net investment income (loss)	(120,718)	(10,678)	1,110,597	557,399	2,714,787	70,253

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,801,159	105,280	4,997,782	(714,457)	(2,103,700)	(553,595)
Foreign currency translation	—	—	—	—	—	(2,884)
Net change in unrealized appreciation on:
Investments	(12,424,839)	(263,424)	(6,899,793)	(1,145,257)	8,285,306	(607,113)
Foreign currency translation	—	—	—	—	—	152

Net Realized and Unrealized Gain (Loss) on Investments	(9,623,680)	(158,144)	(1,902,011)	(1,859,714)	6,181,606	(1,163,440)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(9,744,398)	$(168,822)	$(791,414)	$(1,302,315)	$8,896,393	$(1,093,187)

* Net of foreign taxes withheld and/or issuance fees	$1,082	$92	$5,411	$264	$—	$17,314

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	LKCM Small Cap Equity Fund		LKCM Small-Mid Cap Equity Fund

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Operations:
Net investment loss	$(120,718)	$(230,410)	$(10,678)	$(31,999)
Net realized gain on investments	2,801,159	11,529,290	105,280	1,956,095
Net change in unrealized appreciation/depreciation	(12,424,839)	24,618,234	(263,424)	1,606,994

	(9,744,398)	35,917,114	(168,822)	3,531,090

Net Dividends and Distributions to Shareholders	—	(9,039,350)	—	(1,611,139)

Net decrease in net assets resulting from Fund share transactions (Note C)	(28,055,628)	(6,517,452)	(579,064)	(1,491,820)

Total increase (decrease) in net assets	(37,800,026)	20,360,312	(747,886)	428,131

Net Assets:
Beginning of period	180,682,435	160,322,123	12,590,346	12,162,215

End of period	$142,882,409	$180,682,435	$11,842,460	$12,590,346

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	LKCM Equity Fund		LKCM Balanced Fund

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Operations:
Net investment income	$1,110,597	$2,838,578	$557,399	$1,118,625
Net realized gain (loss) on investments	4,997,782	14,638,054	(714,457)	4,822,626
Net change in unrealized appreciation/depreciation	(6,899,793)	73,450,559	(1,145,257)	12,832,158

	(791,414)	90,927,191	(1,302,315)	18,773,409

Net Dividends and Distributions to Shareholders	—	(16,259,802)	(538,474)	(5,861,135)

Net increase (decrease) in net assets resulting from Fund share transactions (Note C)	(8,634,799)	(2,026,981)	8,028,883	5,005,673

Total increase (decrease) in net assets	(9,426,213)	72,640,408	6,188,094	17,917,947

Net Assets:
Beginning of period	381,306,973	308,666,565	103,824,607	85,906,660

End of period	$371,880,760	$381,306,973	$110,012,701	$103,824,607

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	LKCM Fixed Income Fund		LKCM International Equity Fund

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019	Six Months Ended June 30, 2020 (Unaudited)	May 1, 2019(1) through December 31, 2019
Operations:
Net investment income	$2,714,787	$6,144,233	$70,253	$16,910
Net realized loss on investments	(2,103,700)	(133,875)	(553,595)	(882)
Net realized loss on foreign currency translation	—	—	(2,884)	(12,649)
Net change in unrealized appreciation/depreciation	8,285,306	10,887,483	(606,961)	976,583

	8,896,393	16,897,841	(1,093,187)	979,962

Net Dividends and Distributions to Shareholders	(2,689,735)	(6,149,434)	—	(6,697)

Net increase in net assets resulting from Fund share transactions (Note C)	9,861,472	15,882,035	7,529,101	9,672,065

Total increase in net assets	16,068,130	26,630,442	6,435,914	10,645,330

Net Assets:
Beginning of period	275,916,772	249,286,330	10,645,330	—

End of period	$291,984,902	$275,916,772	$17,081,244	$10,645,330

(1)	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Small Cap Equity Fund

	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015
Net Asset Value – Beginning of Period	$16.78		$14.39		$18.44		$18.82		$19.86		$24.05

Net investment income (loss)	(0.01	)(1)	(0.02	)(1)	(0.03	)(2)	(0.04	)(1)	(0.03	)(1)	0.01
Net realized and unrealized gain (loss) on investments	(0.85)		3.29		(1.05)		3.27		1.88		(1.29)

Total from investment operations	(0.86)		3.27		(1.08)		3.23		1.85		(1.28)

Dividends from net investment income	—		—		—		—		—		(0.01)
Distributions from net realized gains	—		(0.88)		(2.97)		(3.61)		(2.89)		(2.90)

Total dividends and distributions	—		(0.88)		(2.97)		(3.61)		(2.89)		(2.91)

Net Asset Value – End of Period	$15.92		$16.78		$14.39		$18.44		$18.82		$19.86

Total Return	-5.13%	(3)	22.70%		-5.70%		17.04%		9.27%		-5.58%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$142,882		$180,682		$160,322		$201,139		$281,790		$568,421
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.11%	(4)	1.07%		1.08%		1.10%		1.05%		0.97%
After expense waiver and/or reimbursement	1.00%	(4)	1.00%		1.00%		1.00%		1.00%		0.97%
Ratio of net investment income (loss) to average net assets:
Before expense waiver and/or reimbursement	(0.27)%	(4)	(0.20)%		(0.25)%		(0.28)%		(0.18)%		0.05%
After expense waiver and/or reimbursement	(0.16)%	(4)	(0.13)%		(0.17)%		(0.18)%		(0.13)%		0.05%
Portfolio turnover rate	33%	(3)	63%		45%		42%		50%		62%

(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)	Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(3)	Not annualized.
(4)	Annualized.

	LKCM Small-Mid Cap Equity Fund

	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015
Net Asset Value – Beginning of Period	$9.09		$7.92		$10.60		$9.56		$11.15		$12.10

Net investment loss	(0.01	)(1)	(0.02	)(1)	(0.03	)(2)	(0.01	)(1)	(0.05	)(1)	(0.06	)(2)
Net realized and unrealized gain (loss) on investments	(0.09)		2.48		(0.93)		2.32		0.19		(0.10)

Total from investment operations	(0.10)		2.46		(0.96)		2.31		0.14		(0.16)

Distributions from net realized gains	—		(1.29)		(1.72)		(1.27)		(1.73)		(0.79)

Net Asset Value – End of Period	$8.99		$9.09		$7.92		$10.60		$9.56		$11.15

Total Return	-1.10%	(3)	31.05%		-8.89%		24.13%		1.17%		-1.41%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$11,842		$12,590		$12,162		$19,378		$20,419		$331,954
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	2.06%	(4)	1.95%		1.75%		1.76%		1.23%		1.14%
After expense waiver and/or reimbursement	1.00%	(4)	1.00%		1.00%		1.00%		1.00%		1.00%
Ratio of net investment loss to average net assets:
Before expense waiver and/or reimbursement	(1.26)%	(4)	(1.20)%		(1.05)%		(0.94)%		(0.68)%		(0.63)%
After expense waiver and/or reimbursement	(0.20)%	(4)	(0.25)%		(0.30)%		(0.18)%		(0.45)%		(0.49)%
Portfolio turnover rate	38%	(3)	68%		56%		63%		80%		70%

(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)	Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(3)	Not annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Equity Fund

	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Net Asset Value – Beginning of Period	$29.02		$23.34	$26.02	$22.42	$21.40	$22.81

Net investment income	0.09	(1)	0.22 (1)	0.21	0.17	0.19 (1)	0.18 (1)
Net realized and unrealized gain (loss) on investments	(0.07)		6.75	(1.08)	4.69	2.32	(0.98)

Total from investment operations	0.02		6.97	(0.87)	4.86	2.51	(0.80)

Dividends from net investment income	—		(0.23)	(0.21)	(0.17)	(0.20)	(0.20)
Distributions from net realized gains	—		(1.06)	(1.60)	(1.09)	(1.29)	(0.41)

Total dividends and distributions	—		(1.29)	(1.81)	(1.26)	(1.49)	(0.61)

Net Asset Value – End of Period	$29.04		$29.02	$23.34	$26.02	$22.42	$21.40

Total Return	0.07%	(2)	29.85%	-3.28%	21.69%	11.66%	-3.54%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$371,881		$381,307	$308,667	$340,601	$286,508	$281,200
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	0.98%	(3)	0.99%	0.98%	0.99%	0.98%	0.93%
After expense waiver and/or reimbursement	0.80%	(3)	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	0.45%	(3)	0.61%	0.56%	0.50%	0.69%	0.68%
After expense waiver and/or reimbursement	0.63%	(3)	0.80%	0.74%	0.69%	0.87%	0.81%
Portfolio turnover rate	7%	(2)	9%	16%	11%	16%	13%

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(2)	Not annualized.
(3)	Annualized.

	LKCM Balanced Fund

	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Net Asset Value – Beginning of Period	$24.22		$21.07	$22.18	$20.46	$19.60	$20.10

Net investment income	0.13	(1)	0.27 (1)	0.23	0.20	0.20 (1)	0.19
Net realized and unrealized gain (loss) on investments	(0.40)		4.32	(0.70)	2.43	1.69	(0.00	)(2)

Total from investment operations	(0.27)		4.59	(0.47)	2.63	1.89	0.19

Dividends from net investment income	(0.12)		(0.27)	(0.23)	(0.20)	(0.18)	(0.19)
Distributions from net realized gains	—		(1.17)	(0.41)	(0.71)	(0.85)	(0.50)

Total dividends and distributions	(0.12)		(1.44)	(0.64)	(0.91)	(1.03)	(0.69)

Net Asset Value – End of Period	$23.83		$24.22	$21.07	$22.18	$20.46	$19.60

Total Return	-1.07%	(3)	21.85%	-2.15%	12.88%	9.70%	0.91%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$110,013		$103,825	$85,907	$83,430	$63,192	$39,153
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	0.99%	(4)	1.00%	1.00%	1.02%	1.03%	1.02%
After expense waiver and/or reimbursement	0.80%	(4)	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	0.91%	(4)	0.95%	0.83%	0.73%	0.73%	0.73%
After expense waiver and/or reimbursement	1.10%	(4)	1.15%	1.03%	0.95%	0.96%	0.95%
Portfolio turnover rate	5%	(3)	17%	17%	15%	16%	16%

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(2)	Less than $(0.005).
(3)	Not annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Fixed Income Fund

	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015
Net Asset Value – Beginning of Period	$10.92		$10.47	$10.68	$10.67	$10.50		$10.82

Net investment income	0.11	(1)	0.25 (1)	0.24	0.21	0.23		0.25	(1)
Net realized and unrealized gain (loss) on investments	0.22		0.45	(0.21)	0.02	0.17		(0.28)

Total from investment operations	0.33		0.70	0.03	0.23	0.40		(0.03)

Dividends from net investment income	(0.10)		(0.25)	(0.24)	(0.21)	(0.23)		(0.26)
Distributions from net realized gains	—		—	—	(0.01)	(0.00	)(2)	(0.03)

Total dividends and distributions	(0.10)		(0.25)	(0.24)	(0.22)	(0.23)		(0.29)

Net Asset Value – End of Period	$11.15		$10.92	$10.47	$10.68	$10.67		$10.50

Total Return	3.09%	(4)	6.70%	0.26%	2.15%	3.83%		-0.27%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$291,985		$275,917	$249,286	$248,976	$226,862		$198,841
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	0.77%	(5)	0.79%	0.78%	0.80%	0.78%		0.73%	(3)
After expense waiver and/or reimbursement	0.50%	(5)	0.50%	0.50%	0.50%	0.50%		0.56%	(3)
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	1.66%	(5)	2.02%	1.96%	1.66%	1.86%		2.18%	(3)
After expense waiver and/or reimbursement	1.93%	(5)	2.31%	2.24%	1.96%	2.14%		2.35%	(3)
Portfolio turnover rate	26%	(4)	37%	23%	28%	59%		29%

(1)	Net investment income per share represents net investment income divided by the average shares outstanding during the period.
(2)	Less than $(0.005).
(3)	Effective May 22, 2015, the Adviser contractually agreed to lower the expense cap for the Fund from 0.65% to 0.50% of the Fund’s average daily net assets.
(4)	Not annualized.
(5)	Annualized.

	LKCM International Equity Fund

	Six Months Ended June 30, 2020 (Unaudited)		May 1, 2019(1) through December 31, 2019
Net Asset Value – Beginning of Period	$10.89		$10.00

Net investment income(2)	0.05		0.02
Net realized and unrealized gain on investments and foreign currency translation	(0.88)		0.88

Total from investment operations	(0.83)		0.90

Dividends from net investment income	—		(0.01)
Distributions from net realized gains	—		(0.00	)(3)

Total dividends and distributions	—		(0.01)

Net Asset Value – End of Period	$10.06		$10.89

Total Return	-7.62%	(4)	8.97%	(4)

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$17,081		$10,645
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	2.16%	(5)	4.09%	(5)
After expense waiver and/or reimbursement	1.00%	(5)	1.00%	(5)
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	(0.17)%	(5)	(2.76)%	(5)
After expense waiver and/or reimbursement	0.99%	(5)	0.33%	(5)
Portfolio turnover rate	7%	(4)	2%	(4)

(1)	Commencement of operations.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding during the period.
(3)	Less than $(0.005).
(4)	Not annualized.
(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

LKCM FUNDS
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

A.    Organization and Significant Accounting Policies:    LKCM Funds (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end, management investment company. The Trust was organized as a Delaware statutory trust on February 10, 1994 and consists of seven diversified series as of June 30, 2020, six of which are presented herein and include the LKCM Small Cap Equity Fund, LKCM Small-Mid Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund, LKCM Fixed Income Fund and LKCM International Equity Fund (collectively, the “Funds”). The assets of the Funds are invested in separate, independently managed portfolios. Investment operations of the Funds began on July 14, 1994 (LKCM Small Cap Equity Fund), January 3, 1996 (LKCM Equity Fund), December 30, 1997 (LKCM Balanced Fund and LKCM Fixed Income Fund), May 2, 2011 (LKCM Small-Mid Cap Equity Fund) and May 1, 2019 (LKCM International Equity Fund). The LKCM Small Cap Equity Fund, LKCM Small-Mid Cap Equity Fund and LKCM Equity Fund previously had two share classes—Institutional Class shares and Adviser Class shares. The Board of Trustees of the Trust approved the (i) liquidation and termination of Adviser Class shares of the LKCM Small Cap Equity Fund, which took place on October 31, 2018, and (ii) termination of Adviser Class shares of the LKCM Equity Fund and LKCM Small-Mid Cap Equity Fund, which had not commenced operations and had no assets or shareholders, on September 24, 2018. Each Fund charges a 1% redemption fee for redemptions of Fund shares held for less than 30 days, unless otherwise determined by a Fund in its discretion.

The LKCM Small Cap Equity Fund seeks to maximize long-term capital appreciation by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of smaller companies (those with market capitalizations at the time of investment between $600 million and $5 billion) which Luther King Capital Management Corporation (the “Adviser”) believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The LKCM Small-Mid Cap Equity Fund seeks to maximize long-term capital appreciation by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-mid capitalization companies (those with market capitalizations at the time of investment between $1.25 billion and $12 billion) which the Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The LKCM Equity Fund seeks to maximize long-term capital appreciation by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies which the Adviser believes are likely to have above-average growth in revenue and/or earnings, above-average returns on shareholders’ equity, potential for above-average capital appreciation and/or companies that the Adviser believes have attractive relative valuations. The LKCM Balanced Fund seeks current income and long-term capital appreciation by investing primarily in a portfolio of equity and fixed income securities with at least 25% of the Fund’s total assets invested in fixed income securities under normal circumstances. The LKCM Fixed Income Fund seeks current income by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of investment grade corporate and U.S. Government fixed income securities. The LKCM International Equity Fund seeks to maximize long-term capital appreciation by investing primarily in equity securities of non-U.S. companies and invests under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities.

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

1.    Security Valuation:    Equity securities listed or traded on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price on the exchange on which the security is primarily traded. Nasdaq Global Market securities are valued at the Nasdaq Official Closing Price (“NOCP”). Unlisted U.S. equity securities and listed U.S. equity securities not traded on a particular valuation date are valued at the mean of the most recent quoted bid and ask price on the relevant exchanges or markets. Equity securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price on the exchange on which the security is primarily traded. Debt securities are normally valued at the mean of the closing bid and ask price and/or by using a combination of broker quotations or evaluated prices provided by an independent pricing service. Futures and options on futures are valued at the settlement prices established each day on the principal exchange on which they are traded. Forward contracts are valued based on the forward rate using information provided by an independent pricing service. Other assets and securities for which no market or broker quotations or evaluated prices are readily available are valued in good faith at fair value using guidelines approved by the Board of Trustees. The Board of Trustees has established policies and procedures that authorize the Adviser to fair value a security in good faith under certain circumstances. The Funds may use prices provided by independent pricing services to assist in the fair valuation of the Funds’ portfolio securities. For foreign securities held by the LKCM International Equity Fund, such fair value prices generally will be based on such independent pricing services’ proprietary multi-factor models that measure movements in relevant indices, market indicators or other factors between the time the relevant foreign markets have closed and the time the Fund calculates its net asset value.

The Trust has adopted accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below.

Level 1	–	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

Level 2	–	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3	–	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. As of June 30, 2020, the Funds’ assets carried at fair value were classified as follows:

LKCM Small Cap Equity Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$148,035,282	$—	$0	$148,035,282
Money Market Fund	2,018,160	—	—	2,018,160

Total Investments*	$150,053,442	$—	$0	$150,053,442

LKCM Small-Mid Cap Equity Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$11,588,901	$—	$—	$11,588,901
Money Market Fund	251,351	—	—	251,351

Total Investments*	$11,840,252	$—	$—	$11,840,252

LKCM Equity Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$360,881,374	$—	$—	$360,881,374
U.S. Government Issue	—	4,377,014	—	4,377,014
Money Market Fund	6,803,194	—	—	6,803,194

Total Investments*	$367,684,568	$4,377,014	$—	$372,061,582

LKCM Balanced Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$76,566,914	$—	$—	$76,566,914
Corporate Bonds	—	32,025,573	—	32,025,573
Money Market Fund	1,302,121	—	—	1,302,121

Total Investments*	$77,869,035	$32,025,573	$—	$109,894,608

LKCM Fixed Income Fund

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$231,571,277	$—	$231,571,277
U.S. Government Issues	—	29,630,658	—	29,630,658
U.S. Government Sponsored Entities	—	26,886,508	—	26,886,508
Money Market Fund	1,830,376	—	—	1,830,376

Total Investments*	$1,830,376	$288,088,443	$—	$289,918,819

LKCM International Equity Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$351,474	$14,968,065	$—	$15,319,539
Preferred Stock	—	560,419	—	560,419
Money Market Funds	1,210,923	—	—	1,210,923

Total Investments*	$1,562,397	$15,528,484	$—	$17,090,881

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Below is a reconciliation of Level 3 assets held by the LKCM Small Cap Equity Fund for which significant observable inputs were used to determine fair value.

Description		Common Stocks
Balance as of January 1, 2020		$0
	Purchases	—
	Sales proceeds	—
	Realized gain (loss)	—
	Change in unrealized appreciation/depreciation	—
	Transfers into/(out of) Level 3	—

Balance as of June 30, 2020		$0

Change in unrealized appreciation/depreciation during the period for Level 3 investments held at June 30, 2020		$—

2.    Federal Income Taxes:    The Funds have elected to be treated as “regulated investment companies” under Subchapter M of the Internal Revenue Code and each Fund intends to distribute all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

3.    Distributions to Shareholders:    The LKCM Small Cap Equity Fund, LKCM Small-Mid Cap Equity Fund, LKCM Equity Fund and LKCM International Equity Fund generally intend to declare and pay income dividends and distribute net capital gains, if any, at least on an annual basis. The LKCM Balanced Fund and LKCM Fixed Income Fund generally intend to declare and pay income dividends on a quarterly basis and distribute net capital, if any, at least on an annual basis.

4.    Foreign Securities:    Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. issuers. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

5.    Expense Allocation:    Expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense.

6.    Use of Estimates:    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

7.    Guarantees and Indemnifications:    In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

8.    Security Transactions and Investment Income:    Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable jurisdiction’s tax rules and rates. Interest income is recognized on the accrual basis. All discounts and premiums are amortized based on the effective interest method for tax and financial reporting purposes. The Funds may hold the securities of real estate investment trusts (“REITs”). Distributions from such investments may include income, capital gains and return of capital.

9.    Other:    Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the consolidated financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share.

10.    Restricted and Illiquid Securities:    The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale including investments considered by the Funds to be illiquid. Restricted securities generally may be resold in transactions exempt from registration. Illiquid investments are investments that the Funds reasonably expect cannot be sold or disposed of in current market conditions within seven calendar days or less in the ordinary course of business without the sale or disposition significantly changing the market value of the investment. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

B.    Investment Advisory and Other Agreements:    The Adviser serves as the investment adviser to the Funds under an Investment Advisory Agreement (the “Agreement”). The Adviser receives a fee, computed daily and payable quarterly, at the annual rates presented below as applied to each Fund’s average daily net assets. The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse expenses of the Funds through May 1, 2021 in order to limit each Fund’s operating expenses to the annual cap rates presented below. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses relating to investments in other investment companies, including money market funds, and extraordinary expenses. For the six months ended June 30, 2020, the Adviser waived the following management fees and/or reimbursed expenses to meet its expense cap obligations:

	LKCM Small Cap Equity Fund	LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund	LKCM International Equity Fund
Annual Management Fee Rate	0.75%	0.75%	0.70%	0.65%	0.50%	0.90%
Annual Cap on Expenses	1.00%	1.00%	0.80%	0.80%	0.50%	1.00%
Fees Waived and/or Expenses Reimbursed in 2020	$78,495	$58,295	$325,885	$96,087	$381,323	$82,454

The Trust reimburses the Adviser for a portion of compensation paid to the Trust’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”), doing business as U.S. Bank Global Fund Services, serves as transfer agent and administrator for the Trust and serves as accounting services agent for the Trust. U.S. Bank, N.A. serves as custodian for the Funds.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC (“Quasar”), the Trust’s principal underwriter.

Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar, the Funds’ distributor, from U.S. Bancorp. As a result of the acquisition, Quasar became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp. The Board of Trustees of the Funds has approved a new Distribution Agreement to enable Quasar to continue serving as the Funds’ distributor.

The Funds have adopted a Distribution Plan, under which each Fund may pay an annualized fee of up to 0.75% of its average daily net assets for distribution and other services. Currently, the Board of Trustees has not authorized payments under this plan and, as a result, the Funds currently neither accrue nor pay any fees under the plan.

C.    Fund Shares:    At June 30, 2020, there was an unlimited number of shares of beneficial interest, no par value, authorized, for each Fund. The following table summarizes the activity in shares of each Fund:

LKCM Small Cap Equity Fund
	Six Months Ended June 30, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Shares sold	272,010	$3,886,810	553,209	$9,022,479
Shares issued to shareholders in reinvestment of distributions	—	—	473,251	7,960,077
Shares redeemed	(2,064,800)	(31,942,438)	(1,397,843)	(23,500,008)
Redemption fee		—		—

Net decrease	(1,792,790)	$(28,055,628)	(371,383)	$(6,517,452)

Shares Outstanding:
Beginning of period	10,767,590		11,138,973

End of period	8,974,800		10,767,590

LKCM Small-Mid Cap Equity Fund
	Six Months Ended June 30, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Shares sold	2,124	$18,578	8,594	$79,975
Shares issued to shareholders in reinvestment of distributions	—	—	145,840	1,330,062
Shares redeemed	(69,828)	(599,787)	(304,984)	(2,901,857)
Redemption fee		—		—
Other		2,145 (1)		—

Net decrease	(67,704)	$(579,064)	(150,550)	$(1,491,820)

Shares Outstanding:
Beginning of period	1,385,472		1,536,022

End of period	1,317,768		1,385,472

(1)	Reimbursement from U.S. Bancorp Fund Services, LLC to correct shareholder transaction.

LKCM Equity Fund
	Six Months Ended June 30, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Shares sold	497,592	$13,091,129	751,273	$20,128,808
Shares issued to shareholders in reinvestment of distributions	—	—	531,455	15,454,725
Shares redeemed	(831,532)	(21,726,527)	(1,367,658)	(37,611,783)
Redemption fee		599		1,269

Net decrease	(333,940)	$(8,634,799)	(84,930)	$(2,026,981)

Shares Outstanding:
Beginning of period	13,139,310		13,224,240

End of period	12,805,370		13,139,310

LKCM Balanced Fund
	Six Months Ended June 30, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Shares sold	752,585	$17,098,168	472,852	$11,074,342
Shares issued to shareholders in reinvestment of distributions	23,720	524,351	235,149	5,686,783
Shares redeemed	(445,820)	(9,594,790)	(499,010)	(11,756,977)
Redemption fee		1,154		1,525

Net increase	330,485	$8,028,883	208,991	$5,005,673

Shares Outstanding:
Beginning of period	4,286,372		4,077,381

End of period	4,616,857		4,286,372

LKCM Fixed Income Fund
	Six Months Ended June 30, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Shares sold	1,340,195	$14,663,097	2,945,477	$31,817,012
Shares issued to shareholders in reinvestment of distributions	216,241	2,360,918	498,493	5,410,572
Shares redeemed	(657,150)	(7,162,834)	(1,969,721)	(21,345,747)
Redemption fee		291		198

Net increase	899,286	$9,861,472	1,474,249	$15,882,035

Shares Outstanding:
Beginning of period	25,277,707		23,803,458

End of period	26,176,993		25,277,707

LKCM International Equity Fund
	Six Months Ended June 30, 2020		May 1, 2019(1) through December 31, 2019
	Shares	Amount	Shares	Amount
Shares sold	726,702	$7,593,701	977,320	$9,668,170
Shares issued to shareholders in reinvestment of distributions	—	—	360	3,927
Shares redeemed	(7,253)	(64,600)	(3)	(32)

Net increase	719,449	$7,529,101	977,677	$9,672,065

Shares Outstanding:
Beginning of period	977,677		—

End of period	1,697,126		977,677

(1)	Commencement of operations.

D.    Security Transactions:    Purchases and sales of investment securities, other than short-term investments, for the six months ended June 30, 2020 were as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
LKCM Small Cap Equity Fund	$—	$48,869,465	$—	$69,719,057
LKCM Small-Mid Cap Equity Fund	—	4,212,414	—	5,060,412
LKCM Equity Fund	4,392,887	23,771,976	—	22,458,194
LKCM Balanced Fund	—	13,432,172	—	5,263,410
LKCM Fixed Income Fund	28,652,484	52,114,167	44,167,000	28,761,485
LKCM International Equity Fund	—	8,091,704	—	956,000

E.    Tax Information:    At December 31, 2019, the components of accumulated earnings (losses) on a tax basis were as follows:

	LKCM Small Cap Equity Fund	LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund	LKCM International Equity Fund
Tax Cost	$127,593,033	$9,083,153	$197,759,971	$76,351,289	$267,281,869	$9,680,635

Gross Unrealized Appreciation	$53,632,497	$3,554,519	$186,600,890	$27,022,111	$6,778,905	$1,065,262
Gross Unrealized Depreciation	(707,067)	(37,898)	(3,708,774)	(572,412)	(159,567)	(88,778)

Net Unrealized Appreciation	$52,925,430	$3,516,621	$182,892,116	$26,449,699	$6,619,338	$976,484

Undistributed Ordinary Income	—	—	72	—	—	—
Undistributed Long-Term Capital Gain	574,922	189,611	—	26,030	—	—

Total Distributable Earnings	$574,922	$189,611	$72	$26,030	$—	$—

Other Accumulated Losses	$—	$—	$(70,371)	$—	$(468,149)	$(2,391)

Total Accumulated Gains	$53,500,352	$3,706,232	$182,821,817	$26,475,729	$6,151,189	$974,093

The difference between book cost of investments and tax cost of investments is attributable primarily to the tax deferral of losses on wash sales.

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets. These differences are primarily due to net operating losses, swap contract adjustments, dividend reclasses, and dividends on redemption adjustments with differing book and tax methods.

To the extent the Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code. At December 31, 2019, the capital loss carryforwards were as follows:

Long-Term
LKCM Fixed Income Fund	$468,149

At December 31, 2019, the Funds deferred, on a tax basis, post-October capital losses of:

LKCM Equity Fund	$70,371
LKCM International Equity Fund	$2,490

The tax components of dividends paid during the periods shown below were as follows:

	Six Months Ended June 30, 2020		Year Ended December 31, 2019
	Ordinary Income	Long-Term Capital Gains	Ordinary Income		Long-Term Capital Gains
LKCM Small Cap Equity Fund	$—	$—	$—		$9,039,350
LKCM Small-Mid Cap Equity Fund	—	—	—		1,611,139
LKCM Equity Fund	—	—	2,849,089		13,410,713
LKCM Balanced Fund	538,474	—	1,122,363		4,738,772
LKCM Fixed Income Fund	2,689,735	—	6,149,434		—
LKCM International Equity Fund	—	—	6,697	(1)	—	(1)

(1)	Period from May 1, 2019 (commencement of operations) through December 31, 2019.

The Funds designated earnings and profits distributed to shareholders upon the redemption of shares during 2019 in determining undistributed net capital gains as of December 31, 2019.

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ financial position or results of operations. Tax years that remain open to examination by major tax jurisdictions include tax years ended December 31, 2016 through December 31, 2019 (LKCM Small Cap Equity Fund, LKCM Small-Mid Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund and LKCM Fixed Income Fund) and December 31, 2019 (LKCM International Equity Fund). There is no

tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on tax returns as of December 31, 2019. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. If applicable, the Funds would recognize interest accrued related to unrecognized tax benefits in “interest expense” and penalties in “other expense” on the statement of operations.

F.    Other Matters:    The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

G.    Subsequent Events:    In preparing these financial statements, management has evaluated the Funds’ related events and transactions that occurred subsequent to June 30, 2020 through the date the financial statements were issued and has determined that there were no significant subsequent events requiring recognition or disclosure in the financial statements.

LKCM FUNDS
ADDITIONAL INFORMATION
June 30, 2020 (Unaudited)

Availability of Proxy Voting Information:    A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, as well as information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling toll-free 1-800-688-LKCM or on the SEC website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-688-LKCM or by accessing the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule:    The Funds file a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330. The Funds’ Form Part F of Form N-PORT may also be obtained by calling toll-free 1-800-688-LKCM.

RENEWAL OF INVESTMENT ADVISORY AGREEMENT

WITH RESPECT TO LKCM SMALL CAP EQUITY FUND, LKCM

SMALL-MID CAP EQUITY FUND, LKCM EQUITY FUND, LKCM

BALANCED FUND, LKCM FIXED INCOME FUND AND LKCM

INTERNATIONAL EQUITY FUND

Introduction. At a meeting held on February 25, 2020, the Board of Trustees of LKCM Funds, including the independent Trustees (the “Board”), approved the renewal of the Investment Advisory Agreement (the “Agreement”) between Luther King Capital Management Corporation (“LKCM”) and LKCM Funds, on behalf of the LKCM Small Cap Equity Fund (the “Small Cap Equity Fund”), LKCM Small-Mid Cap Equity Fund (the “Small-Mid Cap Equity Fund”), LKCM Equity Fund (the “Equity Fund”), LKCM Balanced Fund (the “Balanced Fund”), LKCM Fixed Income Fund (the “Fixed Income Fund”) and LKCM International Equity Fund (the “International Equity Fund” and collectively, the “Funds”).

In voting to approve the renewal of the Agreement, the Board considered information furnished throughout the year at regularly scheduled Board meetings, as well as information prepared specifically in connection with the annual renewal process. The Board also considered the overall fairness of the Agreement and factors it deemed relevant with respect to each Fund, including, but not limited to: (1) the nature, extent and quality of the services provided to each Fund; (2) the performance of each Fund as compared to a relevant benchmark, peer group of funds compiled by Lipper, Inc. (“Lipper”) and an account managed by LKCM pursuant to similar investment strategies (“Similar Account”) or a composite (“Composite”) of Similar Accounts; (3) the contractual advisory fee rate, actual advisory fee rate and net expense ratio of each Fund, how those compared to a peer group of funds compiled by Broadridge Financial Solutions, Inc. (“Broadridge”), and how each applicable Fund’s contractual advisory fee rate compared to the Similar Accounts; (4) the costs of services provided to the Funds and the profitability of LKCM with respect to such services; (5) the extent to which economies of scale would be realized by LKCM as a Fund grows and whether the fee levels reflect economies of scale for the benefit of investors; and (6) any other benefits derived by LKCM from its relationship with the Funds. The Board did not identify any single factor or item of information as controlling, and each Board member may have accorded different weights to the various factors in reaching his conclusions with respect to the Agreement.

In considering the renewal of the Agreement, the Board requested and considered a broad range of information provided by LKCM, including, but not limited to, reports relating to each Fund’s performance and expenses, information regarding the Similar Accounts, certain portfolio compliance policies and the background and experience of the portfolio managers. In addition, the Board considered a memorandum from its legal counsel regarding the Board’s legal duties in considering the renewal of the Agreement. The Board also meets each quarter to review the Funds’ performance and expenses and various aspects of the Funds’ operations.

Nature, Extent and Quality of Services. The Board reviewed and considered the nature, extent and quality of the advisory services provided by LKCM to each Fund under the Agreement. The Board considered that LKCM was established in 1979 and provides investment management services to private funds, foundations, endowments, pension plans, trusts, estates, high net worth individuals and other clients. The Board recognized that LKCM is responsible for managing the Funds, including identifying investments for the Funds, monitoring the Funds’ investment programs, executing trades and overseeing the Funds’ performance and compliance with applicable rules and regulations and the Funds’ investment policies. The Board considered LKCM’s financial resources, insurance coverage, culture of compliance and compliance operations that support the Funds. The Board also considered LKCM’s representation that it has invested considerable resources into the firm and its personnel to augment investment management and client service. The Board reviewed information regarding the portfolio managers and other key personnel who provide services to each Fund and considered LKCM’s representation that the firm historically has experienced low personnel turnover. The Board also considered LKCM’s representation that the firm has implemented a compensation structure designed to attract and retain highly qualified investment professionals.

The Board also reviewed the compliance services provided to the Funds by LKCM, including LKCM’s oversight of the Funds’ day-to-day operations. The Board considered the quality of LKCM’s compliance personnel. In addition, the Board considered LKCM’s summary of its oversight of the Funds’ key service providers. The Board also considered LKCM’s description of its best execution practices and noted LKCM’s representation that its soft-dollar and commission-sharing arrangements for client transactions (including those for the Funds) comply with the requirements of the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934, as amended.

Performance of the Funds. The Board considered the performance of each Fund compared to the Fund’s benchmark index (“benchmark”), peer groups of funds compiled by Broadridge and Lipper, and a Lipper peer group index (“Lipper Index”) for various time periods ended December 31, 2019. Additionally, the Board considered LKCM’s discussion of each Fund’s performance.

The Board noted LKCM’s representation that its investment strategy for the Funds focuses on investments in higher quality companies that meet LKCM’s stringent investment criteria, which LKCM believes have not been characteristics that have driven the performance of certain funds’ benchmarks in prior years, and considered that these factors had adversely affected the performance of the Small Cap Equity Fund and Small-Mid Cap Equity Fund during the longer-term periods ended December 31, 2019. The Board also considered certain additional factors cited by LKCM as contributing to or detracting from a Fund’s performance during the prior year.

The Board noted that the Small Cap Equity Fund outperformed its benchmark, the Russell 2000 Index, and its Lipper Index for the three-year and since-inception periods, but underperformed its benchmark and Lipper Index for the one-year, five-year and ten-year periods.

The Board noted that the Small-Mid Cap Equity Fund outperformed its benchmark, the Russell 2500 Index, and its Lipper Index for the one-year and three-year periods, but underperformed its benchmark and Lipper Index for the five-year and since-inception periods.

The Board noted that the Equity Fund underperformed its benchmark, the S&P 500 Index, for the one-year, three-year, five-year, ten-year and since-inception periods. The Board also noted that the Equity Fund outperformed its Lipper Index for the one-year, three-year, ten-year and since-inception periods, but underperformed its Lipper Index for the five-year period.

The Board noted that the Balanced Fund had outperformed the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index for the one-year, three-year, five-year, ten-year and since-inception periods. The Board also noted that the Balanced Fund underperformed the S&P 500 Index for the one-year, three-year, five-year, ten-year and since-inception periods. The Board also compared the Balanced Fund’s performance to a custom blended index that reflected the Fund’s historical allocation to equity and fixed income securities (“Blended Index”). The Board noted that the Balanced Fund outperformed the Blended Index for the since-inception period, but underperformed the Blended Index for the one-year, three-year, five-year and ten-year periods. The Board also noted that the Balanced Fund outperformed the Lipper Index for the one-year, three-year, five-year, ten-year and since-inception periods.

The Board noted that the Fixed Income Fund underperformed its benchmark, the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, for the one-year, three-year, five-year, ten-year and since-inception periods. The Board also noted that the Fixed Income Fund outperformed its Lipper Index for the one-year, three-year, five-year, ten-year and since-inception periods.

The Board noted that the International Equity Fund outperformed its benchmark, the MSCI EAFE Index, and its Lipper Index, for the since-inception period.

The Board also considered the performance of each Fund against its Similar Account or Composite, as applicable. The Board considered LKCM’s explanation that underperformance, if any, generally was attributable to tax considerations attendant to the management of a Fund that do not apply to non-taxable portfolios included in the Composite, the timing of cash flows resulting from shareholder purchase and redemption activities and, in the case of the International Equity Fund, the Fund’s cash position in connection with the initial investment of the Fund’s assets after the commencement of operations.

Fees and Expenses. The Board considered each Fund’s contractual advisory fee rate, effective advisory fee rate (the contractual advisory fee rate net of fee waivers and/or expense reimbursements), total expense ratio and net expense ratio (the total expense ratio, including Rule 12b-1 fees and non-Rule 12b-1 service fees, after fee waivers and/or expense reimbursements). The Board also considered that LKCM had contractually agreed to continue the current fee waivers and expense caps in effect for each Fund through May 1, 2021.

The Board compared the contractual advisory fee rate, effective advisory fee rate and net expense ratio of each Fund to a category of similar funds compiled by Broadridge (“Expense Group”) and a broader category comprised of the Fund, the Expense Group and other similar retail funds (“Expense Universe”). The Broadridge reports did not include a comparison of a Fund’s contractual advisory fee rate relative to the Expense Universe. For the Expense Group, contractual advisory fee rates were compared at a Fund’s asset level. The first quartile in an Expense Group and Expense Universe represents those funds with the lowest fees or expenses.

The Board generally considered that, although certain of the Funds’ contractual advisory fee rates are higher than those of their peers, the expense cap arrangements generally cause the Funds’ effective advisory fee rates and overall net expense ratios to be lower than, or in line with, those of their peers.

The Board noted that the contractual advisory fee rate for the Small Cap Equity Fund was in the first quartile of its Expense Group and the Fund’s effective advisory fee rate was in the first quartile of its Expense Group and Expense Universe. The Board also considered that the Small Cap Equity Fund’s net expense ratio was in the first quartile of its Expense Group and Expense Universe. In this case, the Small Cap Equity Fund’s contractual advisory fee rate, effective advisory fee rate and net expense ratio were lower than the median of its Expense Group and Expense Universe, as applicable.

The Board noted that the contractual advisory fee rate for the Small-Mid Cap Equity Fund was in the first quartile of its Expense Group and the Fund’s effective advisory fee rate was in the first quartile of its Expense Group and Expense Universe. The Board also considered that the Small-Mid Cap Equity Fund’s net expense ratio was in the first quartile of its Expense Group and Expense Universe. In this case, the Small-Mid Cap Equity Fund’s contractual advisory fee rate, effective advisory fee rate and net expense ratio were lower than the median of its Expense Group and Expense Universe, as applicable.

The Board noted that the contractual advisory fee rate for the Equity Fund was in the second quartile of its Expense Group and the Fund’s effective advisory fee rate was in the first quartile of its Expense Group and Expense Universe. The Board also considered that the Equity Fund’s net expense ratio was in the first quartile of its Expense Group and second quartile of its Expense Universe. In this case, the Equity Fund’s contractual advisory fee rate was equal to the median of its Expense Group, and its effective advisory fee rate and net expense ratio were lower than the median of its Expense Group and Expense Universe, as applicable.

The Board noted that the contractual advisory fee rate for the Balanced Fund was in the first quartile of its Expense Group and the Fund’s effective advisory fee rate was in the first quartile of its Expense Group and Expense Universe. The Board also considered that the Balanced Fund’s net expense ratio was in the first quartile of its Expense Group and Expense Universe. In this case, the Balanced Fund’s contractual advisory fee rate, effective advisory fee rate and net expense ratio were lower than the median of its Expense Group and Expense Universe, as applicable.

The Board noted that the contractual advisory fee rate for the Fixed Income Fund was in the fourth quartile of its Expense Group and the Fund’s effective advisory fee rate was in the first quartile of its Expense Group and Expense Universe. The Board also considered that the Fixed Income Fund’s net expense ratio was in the first quartile of its Expense Group and Expense Universe. In this case, the Fixed Income Fund’s contractual advisory fee rate was higher than the median of its Expense Group and the effective advisory fee rate and net expense ratio were lower than the median of its Expense Group and Expense Universe, as applicable.

The Board noted that the contractual advisory fee rate for the International Equity Fund was in the second quartile of its Expense Group and the Fund’s effective advisory fee rate was in the first quartile of its Expense Group and Expense Universe. The Board also considered that the International Equity Fund’s net expense ratio was in the first quartile of its Expense Group and the second quartile of its Expense Universe. In this case, the International Equity Fund’s contractual advisory fee rate was equal to the median of its Expense Group, and its effective advisory fee rate and net expense ratio were lower than the median of its Expense Group and Expense Universe, as applicable.

The Board also considered the advisory fee rates generally charged by LKCM to Similar Accounts and noted LKCM’s explanation that the fee rates charged by LKCM to the Funds and its Similar Accounts differ primarily as a result of the greater regulatory, compliance and related expenses incurred by LKCM in providing investment management services to the Funds as compared to the Similar Accounts.

Costs, Profitability and Economies of Scale. The Board considered LKCM’s costs in rendering services to the Funds and the profitability of LKCM. The Board reviewed the fees paid by each Fund, except the International Equity Fund, to LKCM for the last three calendar years. The Board reviewed the fees paid by the International Equity Fund to LKCM for the last calendar year. The Board also reviewed the estimated profit and loss statement provided by LKCM on a Fund-by-Fund basis for the past calendar year, before and after any distribution payments made by LKCM. The Board noted that, during the year, LKCM had invested significant resources to cap the Funds’ net expense ratios and facilitate the distribution of the Funds. With respect to economies of scale, the Board considered that the Funds generally benefit from competitive effective advisory fee rates and net expense ratios despite not having reached an asset size at which economies of scale traditionally would be considered to exist. The Board also considered that, while there are no breakpoints in the Funds’ advisory fee rate schedules, LKCM waives fees and/or reimburses expenses to maintain the Funds’ effective advisory fee rates and net expense ratios at competitive levels.

Benefits Derived by LKCM from Its Relationship with the Funds. The Board requested and considered information regarding the potential fall-out benefits to LKCM from its association with the Funds. The Board noted that LKCM believes that both LKCM and the Funds benefit from LKCM’s soft-dollar and commission-sharing arrangements, which enhance the level of research that LKCM performs on the Funds’ portfolio companies. The Board also noted that LKCM believes its relationship with the Funds provides an indirect benefit to both parties in the form of enhanced recognition among institutional and other investors, consultants and other members of the financial community. The Board considered the indirect benefits to LKCM of this recognition, in the form of additional clients with separately managed portfolios or subadvisory relationships with other mutual funds, which also may attract additional investors to the Funds.

Conclusion. Based on its evaluation of these and other factors, the Board: (1) concluded that the fees paid to LKCM under the Agreement are fair and reasonable; (2) determined that shareholders would benefit from LKCM’s continued management of the Funds; and (3) approved the renewal of the Agreement with respect to the Funds.

ANNUAL REPORT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), LKCM Funds (the “Trust”) has adopted a liquidity risk management program (“Program”). The Program sets forth the Trust’s policies and procedures with respect to the management of liquidity risk for the separate series of the Trust (each, a “Fund”). Liquidity risk is generally defined as the risk that a Fund could not meet a request to redeem shares issued by the Fund without significant dilution of the interest of the remaining shareholders of the Fund.

As required by the Liquidity Rule, the Program addresses: (1) the assessment, management and periodic review of each Fund’s liquidity risk; (2) the liquidity classification of each Fund’s portfolio investments as a highly liquid, moderately liquid, less liquid or illiquid investment; (3) the determination of a highly liquid investment minimum (“HLIM”) for a Fund that does not primarily hold highly liquid investments, and procedures to respond to a shortfall in a Fund’s HLIM; (4) a limitation on each Fund’s investment in illiquid investments of 15% of the Fund’s net assets; and (5) redemptions in kind.

The Trust’s board of trustees (“Board”) has reviewed and approved the Program. The Board has designated Luther King Capital Management Corporation (“LKCM”), the Trust’s investment adviser, as the Program administrator (“Administrator”) with responsibility for administering the Program.

At a meeting of the Board held on May 19, 2020, the Board reviewed a written report (“Report”) from the Administrator addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation, for the period commencing with the Program’s partial implementation on June 1, 2019 through March 31, 2020. The Report reflected that each Fund was invested primarily in highly liquid assets and had sufficient cash flows to manage its liquidity requirements. The Report concluded that the Program is adequate and effective in managing the Funds’ liquidity risks.

LKCM FUNDS

PRIVACY NOTICE

Our Commitment to Your Privacy

At LKCM Funds, we are committed to safeguarding the confidentiality and privacy of nonpublic personal information about our current and former shareholders. This privacy notice describes the types of nonpublic personal information we collect about you and the sources through which we obtain this information, the purposes for which we obtain and use your nonpublic information, and the policies and procedures we have implemented to protect the privacy of your nonpublic personal information.

How We Protect Your Nonpublic Personal Information

Protecting your nonpublic personal information is an important priority at LKCM Funds. Accordingly, we have implemented policies and procedures designed to safeguard your nonpublic personal information, such as your tax identification number, account and investment history, account numbers, account balances and nonpublic contact information, from unauthorized access or use. Pursuant to these policies and procedures, we maintain various physical, technological, and administrative safeguards to protect the security and confidentiality of your nonpublic personal information, and we adapt these safeguards to respond to evolving technological and other standards.

We do not disclose nonpublic personal information about you to non-affiliated firms, organizations or individuals except as authorized by you or your representatives or as required or permitted by law. We may disclose nonpublic personal information about you to nonaffiliated third parties, such as custodians, brokers, auditors, accountants, and systems and administrative service providers, in connection with the services we provide to you or on your behalf. When we provide nonpublic personal information about you to nonaffiliated third parties for these purposes, we expect them to safeguard your nonpublic personal information, use your nonpublic personal information only for the intended purposes and otherwise abide by applicable law.

How We Obtain Your Nonpublic Personal Information

We collect nonpublic personal information about you from various sources, including documents, new account applications and other information that you or your representatives, custodians, attorneys, accountants or similar parties provide to us, communications that we have with you or your representatives, custodians, attorneys, accountants or similar parties, and documents and other information related to your accounts or investment experience with us.

Please do not hesitate to contact Jacob D. Smith, our Chief Compliance Officer, if you have any questions regarding the measures we have implemented to protect the privacy of your nonpublic personal information.

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

LKCM FUNDS

P.O. Box 701

Milwaukee, WI 53201-0701

Officers and Trustees
J. Luther King, Jr., CFA, CIC Trustee, President and Chief Executive Officer	H. Kirk Downey Chairman of the Board of Trustees	Richard Lenart Secretary & Treasurer

Paul W. Greenwell Vice President	Richard J. Howell Trustee	Jacob D. Smith Chief Financial Officer Chief Compliance Officer

Steven R. Purvis, CFA Trustee, Vice President	Larry J. Lockwood Trustee

Investment Adviser
Luther King Capital Management Corporation 301 Commerce Street, Suite 1600 Fort Worth, TX 76102
Administrator, Transfer Agent, Dividend Paying Agent & Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701
Custodian
U.S. Bank, N.A. 1555 N. River Center Drive, Suite 302 Milwaukee, WI 53212
Independent Registered Public Accounting Firm
Deloitte & Touche LLP 555 E. Wells St., Suite 1400 Milwaukee, WI 53202
Distributor
Quasar Distributors, LLC 111 East Kilbourn Avenue, Suite 2200 Milwaukee, WI 53202

LKCM Aquinas Catholic Equity Fund

Semi-Annual Report

June 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the LKCM Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the LKCM Funds (if you hold your Fund shares directly with the LKCM Funds) or from your financial intermediary, such as a broker-dealer or bank (if you hold your Fund shares through a financial intermediary). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your Fund shares directly with the LKCM Funds, you may elect to receive shareholder reports and other communications electronically from the LKCM Funds by calling 1-800-423-6369 or, if you hold your Fund shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports on paper free of charge. If you hold your Fund shares directly with the LKCM Funds, you can inform the LKCM Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-423-6369 or, if you hold your Fund shares through a financial intermediary, contacting your financial intermediary. Your election to receive reports in paper will apply to all of the LKCM Funds you hold directly with LKCM Funds or all of the funds you hold through your financial intermediary, as applicable.

Dear Fellow Shareholders:

We report the following performance information for the LKCM Aquinas Catholic Equity Fund for indicated periods ended June 30, 2020:

Fund	Inception Date	NAV @ 6/30/20	Net Expense Ratio*, **	Gross Expense Ratio**	Six Month Total Return Ended 6/30/20	One Year Total Return Ended 6/30/20	Five Year Average Annualized Return Ended 6/30/20	Ten Year Average Annualized Return Ended 6/30/20	Avg. Annual Total Return Since Incept.***
LKCM Aquinas Catholic Equity Fund(1)	7/11/05	$14.98	1.00%	1.51%	-0.53%	6.10%	8.32%	11.59%	7.59%
S&P 500® Index(2)					-3.08%	7.51%	10.73%	13.99%	8.72%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-423-6369. The Fund imposes a 1.00% redemption fee on shares held less than 30 days. If reflected, the fee would reduce performance shown.

*

Luther King Capital Management Corporation, the Fund’s investment adviser, has contractually agreed to waive all or a portion of its management fee and/or reimburse expenses of the Fund to maintain an expense ratio of 1.00% per annum through May 1, 2021. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses related to investments in other investment companies, including money market funds, and extraordinary expenses. Investment performance, which is based on the net expense ratio, reflects fee waivers, if any, in effect during the relevant period. In the absence of such waivers, total return would be reduced. Investment performance is based upon the net expense ratio. LKCM waived management fees and/or reimbursed expenses for the Fund during the six months ended June 30, 2020.

**	Expense ratios above are as reported in the Fund’s current prospectus dated May 1, 2020. Expense ratios reported for other periods in the financial highlights of this report may differ.
***

The assets of the Aquinas Value Fund, Aquinas Growth Fund and Aquinas Small-Cap Fund were acquired by the LKCM Aquinas Value Fund, LKCM Aquinas Growth Fund and LKCM Aquinas Small Cap Fund, respectively, on July 11, 2005. Due to the change in adviser and investment technique, performance is being quoted for the period after the merger. The LKCM Aquinas Small Cap Fund and LKCM Aquinas Growth Fund were reorganized into the LKCM Aquinas Value Fund effective upon the close of business on July 29, 2016, after which the LKCM Aquinas Value Fund’s name, investment strategies and expenses changed to those of the LKCM Aquinas Catholic Equity Fund. The performance shown prior to August 1, 2016 is that of the LKCM Aquinas Value Fund.

(1)

Effective upon the close of business on July 29, 2016, the LKCM Aquinas Small Cap Fund and the LKCM Aquinas Growth Fund reorganized into the LKCM Aquinas Value Fund (the “Reorganizations”). Immediately after the Reorganizations were completed, the LKCM Aquinas Value Fund changed its name to the LKCM Aquinas Catholic Equity Fund and its investment strategies and expenses, including the expense limitation agreement, changed to the investment strategies and expenses, including the expense limitation agreement, of the LKCM Aquinas Catholic Equity Fund. The Fund’s performance prior to August 1, 2016 reflects the Fund’s prior investment strategies.

(2)

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 selected stocks that is generally considered representative of the performance of large capitalization companies in the U.S. stock market.

Note: The indices defined above are not available for direct investment and the index performance therefore does not include fees, expenses or taxes.

1H2020 Review and Outlook

The COVID-19 pandemic has caused tremendous human and economic hardships both domestically and globally. The measures taken to protect public health have induced a sharp decline in economic activity and a surge in job losses, which has directly impacted consumer spending. Prior to the pandemic, the U.S. recorded the lowest unemployment rate in a half a century, which reversed and soared to a postwar high of approximately 14.7% in April 2020. The disruptions to economic activity resulting from the pandemic materially tightened financial conditions and impaired the flow of credit to households and businesses. The Federal Reserve, in response to tightening financial conditions, quickly lowered its policy interest rate to near zero in March 2020 and took extraordinary measures to bolster the flow of credit to households, businesses, and communities. We believe that financial conditions have improved considerably as a result of this monetary policy response alongside the flow of capital within the economy.

We believe the scale and breadth of the fiscal policy response to the pandemic is equally critical. The potential costs of doing too little include, among other things, lost wages, fewer jobs, and deteriorating job skills. We believe the people most vulnerable to the adverse effects of a recession are those who already faced barriers to economic opportunity, including low-income workers. While the pandemic-induced recession resulted in significant dislocations in the labor market, we believe the degree to which these disruptions are permanent or temporary largely hinges on the appropriate fiscal response. In our view, the U.S. fortunately has the fiscal capacity to undertake large scale spending. We believe that while there are naturally times to be concerned about growing the national debt, as the former chairman of President George W. Bush’s Council of Economic Advisers, Gregory Mankiw, recently quipped, “This is not one of them.”

In our view, the unprecedented monetary and fiscal response to the pandemic thus far has been sufficient to bolster investor confidence that the recession is likely to be as brief as it is deep. This optimistic level of investor confidence appears evident in the 20.5% appreciation in the S&P 500® Index in the second quarter of 2020. However, we believe it is difficult to recall a time when the general level of uncertainty has been as great as it is today. In our view, this uncertainty is clearly evident in the wide range of economic forecasts across public and private sector economists. We believe the breadth of potential outcomes is driven by the record speed of economic change and policy responses. Additionally, we believe the pandemic is undermining the reliability of certain economic data, particularly survey-based data of businesses and households as noted by the U.S. Bureau of Labor Statistics. Finally, we believe

2

epidemiological outcomes will significantly influence the rate of business reopening, which has a profound impact on economic output. In our view, with the lack of visibility into these fundamental assumptions in economic models, there remains high dispersion and low confidence in traditional economic forecasts.

The pandemic ended the longest economic expansion on record, but the recession that ended it may be the shortest on record. The economy peaked in February 2020 and fell into a severe recession partially as a result of state governors’ lockdown orders to impose social distancing. We believe the slow reopening of the economy since mid-May 2020 has already resulted in a large upswing in data series such as gasoline consumption and electricity usage, which are near real-time proxies for economic activity.

We believe the Federal Reserve is trying to ensure that credit continues to flow to households and businesses during this difficult time and that the financial system does not amplify the shock to the economy. In our view, fiscal policies aimed at limiting the permanent damage to the economy have been enacted so that when the pandemic eventually recedes, the economy is positioned to supply goods and services to meet demand. Following a sharp rebound in economic activity from a very low level, we believe the shape of the extended economic recovery will depend a great deal on progress to combat the coronavirus. We believe the Funds have invested in companies that are financially strong and well-positioned to compete once the economy recovers from this economic and health crisis.

LKCM Aquinas Catholic Equity Fund

During the six months ended June 30, 2020, the LKCM Aquinas Catholic Equity Fund outperformed its benchmark, the S&P 500® Index, returning -0.53% against the -3.08% return for the benchmark. During the first half of 2020, the Fund benefited from solid stock selection and sector allocation decisions relative to the benchmark. At June 30, 2020, we believe the Fund’s investments collectively had an annualized dividend yield of approximately 1.3% based upon our estimates of anticipated dividends from those investments.

During the period, the Fund’s relative performance benefited from being overweight the Information Technology sector and underweight the Financials, Utilities and Energy sectors. Stock selection during the period also contributed positively to the Fund’s relative performance, particularly in the Information Technology and Industrials sectors, which was partially offset by stock selection in the Energy and Financials sectors.

From a macro perspective, we anticipate that corporate profits for the second quarter of 2020 will decline significantly, improve sequentially thereafter, and be down meaningfully for the full year. We believe this has resulted in traditional valuation measures, such as price-earnings ratios, to appear extended but to date investors appear to have focused on recovery levels of profits and the sustainability of low interest rates. In our view, the commentary from corporate management teams as second quarter earnings are released will be important to the directional movement around stock prices, particularly in the short term.

In the short term, we believe overall corporate profits will be under a great deal of pressure and while we anticipate a sharp recovery during the third quarter of 2020, the magnitude and sustainability of such a recovery is inherently difficult to predict with any high level of confidence. We believe there is little question that despite significant Federal governmental actions to maintain and support the economy, many companies and consumers will not be able to reengage for some time. In our view, this could result in overall corporate profit levels remaining below peak 2019 levels for some time. We believe our conversations with corporate management teams of the Fund’s investments have been insightful and left us comfortable with their ability to work through financial issues created by this unique crisis.

In our view, there are challenges to achieving normalized economic growth including, among others, the duration of the virus pandemic, the timing of an effective vaccine and therapeutics, the ability and willingness of the Federal government to continue supporting challenged consumers and industries, and the overall level of consumer confidence. We believe low interest rates levels are currently an important support for the stock market given the high relative historic yields generated from stocks, and in the short-term we do not anticipate higher inflation or interest rates to be a negative factor for investors.

J. Luther King, Jr., CFA, CIC

July 29, 2020

The information provided herein represents the opinion of J. Luther King, Jr., CFA, CIC and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Please refer to the Schedule of Investments found on page 7 of the report for more information on Fund holdings. Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities.

Mutual fund investing involves risk. Principal loss is possible. Past performance is not a guarantee of future results. Investments in equity securities are subject to market risks and significant fluctuations in value. Small and medium capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure, and, historically, their stocks have experienced

3

a greater degree of market volatility than stocks on average. These risks are discussed in the Fund’s summary and statutory prospectuses. Since the Fund practices socially responsible investing within the framework provided by the United States Conference of Catholic Bishop’s Socially Responsible Investing Guidelines, the Fund may forego a profitable investment opportunity or sell a security when it may be disadvantageous to do so.

Earnings growth is not a measure of future performance.

Yield curve is a line that plots yields (interest rates) of bonds having equal credit quality but differing maturity dates. The slope of the yield curve gives an idea of future interest rate changes and economic activity.

The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody’s Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

Price-earnings ratio is the ratio of a company’s share price to the company’s earnings per share.

Duration is a measure of the sensitivity of the price of a bond or other debt instrument to a change in interest rates.

Investors should consider the investment objective, risks and charges and expenses of the Fund carefully before investing. The Fund’s summary prospectus and prospectus contain this and other information about the Fund. Investors can obtain the summary prospectus and the prospectus by calling 1-800-423-6369. The summary prospectus and prospectus should be read carefully before investing in the Fund.

Quasar Distributors, LLC, distributor.

4

LKCM Aquinas Catholic Equity Fund Expense Example — June 30, 2020 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/20-6/30/20).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC (doing business as U.S. Bank Global Fund Services) the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the Fund within 30 days of purchase, unless otherwise determined by the Fund in its discretion. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

	LKCM Aquinas Catholic Equity Fund
	Beginning Account Value 1/1/20	Ending Account Value 6/30/20	Expenses Paid During Period* 1/1/20 – 6/30/20
Actual	$1,000.00	$994.70	$4.96
Hypothetical (5% return before expense)	$1,000.00	$1,019.89	$5.02

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

5

ALLOCATION OF PORTFOLIO HOLDINGS — LKCM Aquinas Catholic Equity Fund — June 30, 2020 (Unaudited)

Percentages represent market value as a percentage of total investments.

LKCM Aquinas Catholic Equity Fund

6

LKCM AQUINAS CATHOLIC EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2020 (Unaudited)

COMMON STOCKS - 97.2%	Shares	Value
Aerospace & Defense - 2.9%
Honeywell International, Inc.	9,000	$1,301,310

Banks - 7.6%
Comerica, Inc.	20,000	762,000
Cullen/Frost Bankers, Inc.	5,000	373,550
Truist Financial Corp.	32,375	1,215,681
Zions Bancorp N.A.	32,500	1,105,000

		3,456,231

Beverages - 5.9%
The Coca-Cola Co.	12,500	558,500
Keurig Dr Pepper, Inc.	22,500	639,000
PepsiCo, Inc.	11,000	1,454,860

		2,652,360

Chemicals - 7.4%
Air Products & Chemicals, Inc.	3,000	724,380
Corteva, Inc.	22,500	602,775
DuPont de Nemours, Inc.	8,700	462,231
Ecolab, Inc.	5,000	994,750
The Sherwin-Williams Co.	1,000	577,850

		3,361,986

Computers & Peripherals - 4.8%
Apple, Inc.	6,000	2,188,800

Construction Materials - 0.9%
Martin Marietta Materials, Inc.	2,000	413,140

Diversified Telecommunication Services - 1.8%
AT&T, Inc.	27,500	831,325

Electrical Equipment & Instruments - 3.4%
Roper Technologies, Inc.	4,000	1,553,040

Electronic Equipment & Instruments - 4.8%
FLIR Systems, Inc.	24,500	993,965
Trimble, Inc. (a)	27,000	1,166,130

		2,160,095

Food Products - 1.1%
Mondelez International, Inc. - Class A	10,000	511,300

Internet & Catalog Retail - 4.3%
Amazon.com, Inc. (a)	700	1,931,174

IT Consulting & Services - 5.8%
Broadridge Financial Solutions, Inc.	5,500	694,045
PayPal Holdings, Inc. (a)	11,000	1,916,530

		2,610,575

Machinery - 1.8%
Xylem, Inc.	12,500	812,000

Media & Entertainment - 7.0%
Alphabet, Inc. - Class A (a)	1,600	2,268,880
Pinterest, Inc. - Class A (a)	22,500	498,825
The Walt Disney Co.	3,600	401,436

		3,169,141

COMMON STOCKS	Shares	Value
Multiline Retail - 2.0%
Dollar Tree, Inc. (a)	10,000	$926,800

Oil & Gas & Consumable Fuels - 0.9%
WPX Energy, Inc. (a)	65,000	414,700

Pharmaceuticals - 7.8%
Abbott Laboratories	17,500	1,600,025
Zoetis, Inc.	14,000	1,918,560

		3,518,585

Professional Services - 3.0%
Verisk Analytics, Inc.	8,000	1,361,600

Software - 15.3%
Adobe, Inc. (a)	4,500	1,958,895
Microsoft Corp.	9,000	1,831,590
Oracle Corp.	27,500	1,519,925
RealPage, Inc. (a)	25,000	1,625,250

		6,935,660

Software & Services - 4.1%
Akamai Technologies, Inc. (a)	17,500	1,874,075

Specialty Retail - 2.8%
The Home Depot, Inc.	5,000	1,252,550

Textiles, Apparel & Luxury Goods - 1.8%
VF Corp.	13,500	822,690

TOTAL COMMON STOCKS
(Cost $23,210,642)		44,059,137

SHORT-TERM INVESTMENTS - 3.0%
Money Market Funds - 3.0%
Invesco Short-Term Investments Trust - Government & Agency Portfolio - Institutional Shares, 0.09% (b)	1,339,369	1,339,369
Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Shares, 0.05% (b)	21,486	21,486

TOTAL SHORT-TERM INVESTMENTS (Cost $1,360,855)		1,360,855

Total Investments - 100.2%
(Cost $24,571,497)		45,419,992
Liabilities in Excess of Other Assets - (0.2)%		(79,679)

TOTAL NET ASSETS - 100.0%		$45,340,313

(a)	Non-income producing security.
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

7

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2020 (Unaudited)

LKCM Aquinas Catholic Equity Fund

Assets:
Investments, at value*	$45,419,992
Receivable for Fund shares sold	2,367
Dividends and interest receivable	31,026
Other assets	10,969

Total assets	45,464,354

Liabilities:
Payable for Fund shares redeemed	5,010
Payable for investment advisory fees (Note B)	42,539
Payable for distribution expense (Note B)	32,983
Payable for professional fees	13,691
Payable for accounting and transfer agent fees and expenses	9,551
Payable for administrative fees	6,669
Payable for reports to shareholders	6,198
Payable for trustees’ fees and officer compensation (Note B)	5,610
Payable for custody fees and expenses	1,790

Total liabilities	124,041

Net Assets	$45,340,313

Net Assets Consist of:
Paid in capital	$21,287,258
Total distributable earnings	24,053,055

Net Assets	$45,340,313

Shares of beneficial interest outstanding (unlimited shares of no par value authorized)	3,027,453
Net asset value per share (offering and redemption price)	$14.98

* Cost of investments	$24,571,497

The accompanying notes are an integral part of these financial statements.

8

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2020 (Unaudited)

LKCM Aquinas Catholic Equity Fund

Investment Income:
Dividends	$319,650
Interest	2,992

Total income	322,642

Expenses:
Investment advisory fees (Note B)	195,633
Accounting and transfer agent fees and expenses	35,534
Distribution expense (Note B)	21,737
Administrative fees	21,033
Trustees’ fees and officer compensation (Note B)	14,649
Federal and state registration	13,468
Professional fees	11,757
Reports to shareholders	8,315
Custody fees and expenses	2,940
Other	895

Total expenses	325,961
Less, expense waiver and/or reimbursement (Note B)	(108,591)

Net expenses	217,370

Net investment income	105,272

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	2,969,810
Net change in unrealized appreciation/depreciation on investments	(3,508,649)

Net Realized and Unrealized Loss	(538,839)

Net Decrease in Net Assets Resulting from Operations	$(433,567)

The accompanying notes are an integral part of these financial statements.

9

STATEMENTS OF CHANGES IN NET ASSETS

LKCM Aquinas Catholic Equity Fund

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Operations:
Net investment income	$105,272	$216,703
Net realized gain on investments	2,969,810	5,320,117
Net change in unrealized appreciation/depreciation on investments	(3,508,649)	7,504,825

Net increase (decrease) in net assets resulting from operations	(433,567)	13,041,645

Net Dividends and Distributions to Shareholders:	—	(4,929,412)

Net decrease in net assets resulting from Fund share transactions (Note C)	(1,634,251)	(6,036,287)

Total increase (decrease) in net assets	(2,067,818)	2,075,946

Net Assets:
Beginning of period	47,408,131	45,332,185

End of period	$45,340,313	$47,408,131

The accompanying notes are an integral part of these financial statements.

10

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Aquinas Catholic Equity Fund

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016 (1)	Year Ended December 31, 2015
Net Asset Value – Beginning of Period	$15.06	$12.80	$17.19	$15.40	$15.17	$16.87

Net investment income	0.03 (2)	0.07 (2)	0.06 (2)	0.05	0.04	0.03
Net realized and unrealized gain (loss) on investments	(0.11)	3.92	(1.46)	3.16	1.41	(0.56)

Total from investment operations	(0.08)	3.99	(1.40)	3.21	1.45	(0.53)

Dividends from net investment income	—	(0.08)	(0.07)	(0.05)	(0.04)	(0.04)
Distributions from net realized gains	—	(1.65)	(2.92)	(1.37)	(1.18)	(1.13)

Total dividends and distributions	—	(1.73)	(2.99)	(1.42)	(1.22)	(1.17)

Net Asset Value – End of Period	$14.98	$15.06	$12.80	$17.19	$15.40	$15.17

Total Return	-0.53%(3)	31.16%	-7.96%	20.79%	9.52%	-3.28%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$45,340	$47,408	$45,332	$71,058	$62,997	$44,868
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.50%(4)	1.51%	1.44%	1.43%	1.66%	1.55%
After expense waiver and/or reimbursement(5)	1.00%(4)	1.00%	1.00%	1.00%	1.23%	1.50%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	(0.02)%(4)	(0.05)%	(0.12)%	(0.14)%	(0.15)%	0.14%
After expense waiver and/or reimbursement(5)	0.48%(4)	0.46%	0.32%	0.29%	0.28%	0.19%
Portfolio turnover rate	12%(3)	12%	14%	18%	18%	11%

(1)

Effective upon the close of business on July 29, 2016, the LKCM Aquinas Growth Fund and the LKCM Aquinas Small Cap Fund were reorganized into the LKCM Aquinas Value Fund and the Fund was renamed the LKCM Aquinas Catholic Equity Fund. Activity after July 29, 2016 reflects the Funds’ combined operations.

(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Not annualized.
(4)	Annualized.
(5)

Effective August 1, 2016, the Fund’s investment adviser contractually agreed to lower the expense cap for the Fund from 1.50% to 1.00% of the Fund’s average daily net assets and the fees charged under the Fund’s Rule 12b-1 plan changed from 0.25% per annum to 0.10% per annum as of August 1, 2016.

The accompanying notes are an integral part of these financial statements.

11

LKCM FUNDS
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

A.    Organization and Significant Accounting Policies:    LKCM Funds (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end, management investment company. The Trust was organized as a Delaware statutory trust on February 10, 1994 and consists of seven diversified series as of June 30, 2020, one of which is presented herein: the LKCM Aquinas Catholic Equity Fund (the “Fund”). On July 11, 2005, the LKCM Aquinas Funds acquired the assets and assumed the liabilities of the Aquinas Funds. Effective upon the close of business on July 29, 2016, the LKCM Aquinas Small Cap Fund and the LKCM Aquinas Growth Fund reorganized into the LKCM Aquinas Value Fund, which changed its name immediately thereafter to the LKCM Aquinas Catholic Equity Fund and its investment strategies and expenses, including the expense limitation agreement, changed to the investment strategies and expenses, including the expense limitation agreement, of the LKCM Aquinas Catholic Equity Fund. The Fund is subject to expenses pursuant to the Rule 12b-1 plan described in Note B. The Fund charges a 1% redemption fee for redemptions of Fund shares held for less than 30 days, unless otherwise determined by the Fund in its discretion.

The LKCM Aquinas Catholic Equity Fund seeks to maximize long-term capital appreciation, while incorporating Catholic values investing principles in the investment process. The LKCM Aquinas Catholic Equity Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies that Luther King Capital Management Corporation (the “Adviser”) believes are likely to have above-average growth in revenue and/or earnings, above-average returns on shareholders’ equity, potential for above-average capital appreciation, and/or companies the Adviser believes have attractive relative valuations.

The Fund practices socially responsible investing within the framework provided by the United States Conference of Catholic Bishops’ Socially Responsible Investment Guidelines (the “Guidelines”). The Fund’s investment approach incorporates the Guidelines through a combination of screening portfolio companies based on criteria set forth in the Guidelines, dialogue with companies whose policies and practices may conflict with the Guidelines, and/or potentially excluding from the Fund’s portfolio the securities of those companies that are unwilling to alter their policies and practices over a reasonable period of time. The Adviser monitors companies selected for the Fund for policies on various issues contemplated by the Guidelines. If the Fund invests in a company whose policies and practices are inconsistent with the Guidelines, the Adviser may attempt to influence the company, sell the company’s securities or otherwise exclude future investments in such company.

The following is a summary of significant accounting policies followed by the Fund in preparation of the financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

1.    Security Valuation:    Equity securities listed or traded on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price on the exchange on which the security is primarily traded. Nasdaq Global Market securities are valued at the Nasdaq Official Closing Price (“NOCP”). Unlisted U.S. equity securities and listed U.S. equity securities not traded on a particular valuation date are valued at the mean of the most recent quoted bid and ask price on the relevant exchanges or markets. Equity securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price on the exchange on which the security is primarily traded. Debt securities are normally valued at the mean of the closing bid and ask price and/or by using a combination of broker quotations or evaluated prices provided by an independent pricing service. Futures and options on futures are valued at the settlement prices established each day on the principal exchange on which they are traded. Forward contracts are valued based on the forward rate using information provided by an independent pricing service. Other assets and securities for which no market or broker quotations or evaluated prices are readily available are valued in good faith at fair value using guidelines approved by the Board of Trustees. The Board of Trustees has established policies and procedures that authorize the Adviser to fair value a security in good faith under certain circumstances. The Fund may use prices provided by independent pricing services to assist in the fair valuation of the Fund’s portfolio securities.

The Trust has adopted accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below.

Level 1	–	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

12

Level 2	–	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3	–	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. As of June 30, 2020, the Fund’s assets carried at fair value were classified as follows:

LKCM Aquinas Catholic Equity Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$44,059,137	$—	$—	$44,059,137
Money Market Funds	1,360,855	—	—	1,360,855

Total Investments*	$45,419,992	$—	$—	$45,419,992

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

2.    Federal Income Taxes:    The Fund has elected to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code and the Fund intends to distribute all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

3.    Distributions to Shareholders:    The Fund generally intends to declare and pay income dividends and distribute net capital gain, if any, at least on an annual basis.

4.    Foreign Securities:    Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. issuers. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

5.    Expense Allocation:    Expenses incurred by the Funds in the Trust are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense.

6.    Use of Estimates:    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

7.    Guarantees and Indemnifications:    In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

8.    Security Transactions and Investment Income:    Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable jurisdiction’s tax rules and rates. Interest income is recognized on the accrual basis. All discounts and premiums are amortized based on the effective interest method for tax and financial reporting purposes. The Fund may hold the securities of real estate investment trusts (“REITs”). Distributions from such investments may include income, capital gains and return of capital.

9.    Other:    Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the consolidated financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share.

10.    Restricted and Illiquid Securities:    The Fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale including investments considered by the Fund to be illiquid. Restricted securities generally may be resold in transactions exempt from registration. Illiquid investments are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions within seven calendar days or less in the ordinary course of business without the sale or disposition significantly changing the market value of the investment. A security may be considered illiquid if it lacks a readily

13

available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

B.    Investment Advisory and Other Agreements:    The Adviser serves as the investment adviser to the Fund under an Investment Advisory Agreement (the “Agreement”). The Adviser receives a fee, computed daily and payable quarterly, at the annual rate presented below as applied to the Fund’s average daily net assets. The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse expenses of the Fund through May 1, 2021 in order to limit the Fund’s operating expenses to the annual cap rate identified below. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses relating to investments in other investment companies, including money market funds, and extraordinary expenses. For the six months ended June 30, 2020, the Adviser waived the following management fees and/or reimbursed expenses to meet its expense cap obligations for the Fund:

Annual Management Fee Rate	0.90%
Annual Cap on Expenses	1.00%
Fees Waived and/or Expenses Reimbursed in 2020	$108,591

The Trust reimburses the Adviser for a portion of compensation paid to the Trust’s Chief Compliance Officer. This compensation is reported as part of the “Trustees fees and officer compensation” expense on the Statement of Operations.

U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”), doing business as U.S. Bank Global Fund Services, serves as transfer agent and administrator for the Fund and serves as accounting services agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC (“Quasar”), the Trust’s principal underwriter.

Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar, the Fund’s distributor, from U.S. Bancorp. As a result of the acquisition, Quasar became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp. The Board of Trustees of the Fund has approved a new Distribution Agreement to enable Quasar to continue serving as the Fund’s distributor.

The Trust has adopted a Rule 12b-1 plan for the Fund, under which the Fund may pay an annualized fee of up to 1.00% of its average daily net assets for distribution and other services. However, the Board of Trustees has currently only authorized an annual fee of 0.10% of the average daily net assets for the Fund. Prior to August 1, 2016, the Fund assessed an annual Rule 12b-1 fee of 0.25% of the average daily net assets for the Fund. For the six months ended June 30, 2020, fees incurred by the Fund pursuant to the 12b-1 Plan were $21,737.

C.    Fund Shares:    At June 30, 2020, there was an unlimited number of shares of beneficial interest, no par value, authorized. The following table summarizes the activity in shares of the Fund:

	Six Months Ended June 30, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Shares sold	50,296	$727,848	148,983	$2,264,439
Shares issued to shareholders in reinvestment of distributions	—	—	316,326	4,767,041
Shares redeemed	(171,373)	(2,362,265)	(858,817)	(13,067,846)
Redemption fee		166		79

Net decrease	(121,077)	$(1,634,251)	(393,508)	$(6,036,287)

Shares Outstanding:
Beginning of period	3,148,530		3,542,038

End of period	3,027,453		3,148,530

D.    Security Transactions:    Purchases and sales of investment securities, other than short-term investments, for the Fund for the six months ended June 30, 2020 were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$—	$5,208,469	$—	$7,512,221

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E.    Tax Information:    At December 31, 2019, the components of accumulated earnings (losses) on a tax basis for the Fund were as follows:

Tax Cost of Investments	$23,131,563

Gross Unrealized Appreciation	$24,486,473
Gross Unrealized Depreciation	(129,329)

Net Unrealized Appreciation	$24,357,144

Undistributed Ordinary Income	$5,453
Undistributed Long-Term Capital Gain	124,025

Total Distributable Earnings	$129,478

Other Accumulated Losses	$—

Total Accumulated Gains	$24,486,622

To the extent the Fund realizes future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code. At December 31, 2019, the Fund had no capital loss carryforwards.

The tax components of dividends paid during the periods shown below for the Fund were as follows:

Six Months Ended June 30, 2020		Year Ended December 31, 2019
Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
$—	$—	$216,623	$4,712,789

The Fund designated earnings and profits distributed to shareholders upon the redemption of shares during 2019 in determining undistributed net capital gains as of December 31, 2019.

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Fund’s financial position or results of operations. Tax years that remain open to examination by major tax jurisdictions include tax years ended December 31, 2016 through December 31, 2019. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on tax returns as of December 31, 2019. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. If applicable, the Fund would recognize interest accrued related to unrecognized tax benefits in “interest expense” and penalties in “other expense” on the statement of operations.

F.    Other Matters:    The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

G.    Subsequent Events:    In preparing these financial statements, management has evaluated the Fund’s related events and transactions that occurred subsequent to June 30, 2020 through the date the financial statements were issued and has determined that there were no significant subsequent events requiring recognition or disclosure in the financial statements.

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LKCM AQUINAS CATHOLIC EQUITY FUND
ADDITIONAL INFORMATION
June 30, 2020 (Unaudited)

Availability of Proxy Voting Information:    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities, as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling toll-free 1-800-423-6369 or on the SEC website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Fund toll free at 1-800-423-6369 or by accessing the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule:    The Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330. The Fund’s Part F of Form N-PORT may also be obtained by calling toll-free 1-800-423-6369.

16

RENEWAL OF INVESTMENT ADVISORY AGREEMENT

WITH RESPECT TO LKCM AQUINAS CATHOLIC EQUITY FUND

Introduction. At a meeting held on February 25, 2020, the Board of Trustees of LKCM Funds, including the independent Trustees (the “Board”), approved the renewal of the Investment Advisory Agreement (the “Agreement”) between Luther King Capital Management Corporation (“LKCM”) and LKCM Funds, on behalf of the LKCM Aquinas Catholic Equity Fund (the “Fund”).

In voting to approve the renewal of the Agreement, the Board considered information furnished throughout the year at regularly scheduled Board meetings, as well as information prepared specifically in connection with the annual renewal process. The Board also considered the overall fairness of the Agreement and factors it deemed relevant with respect to the Fund, including, but not limited to: (1) the nature, extent and quality of the services provided to the Fund; (2) the performance of the Fund as compared to a relevant benchmark and peer group of funds compiled by Lipper, Inc. (“Lipper”); (3) the contractual advisory fee rate, actual advisory fee rate and net expense ratio of the Fund and how those compared to a peer group of funds compiled by Broadridge Financial Solutions, Inc. (“Broadridge”); (4) the costs of services provided to the Fund and the profitability of LKCM with respect to such services; (5) the extent to which economies of scale would be realized by LKCM as the Fund grows and whether the fee levels reflect economies of scale for the benefit of investors; and (6) any other benefits derived by LKCM from its relationship with the Fund. The Board did not identify any single factor or item of information as controlling, and each Board member may have accorded different weights to the various factors in reaching his conclusions with respect to the Agreement.

In considering the renewal of the Agreement, the Board requested and considered a broad range of information provided by LKCM, including, but not limited to, reports relating to the Fund’s Catholic-values investing mandate, the Fund’s performance and expenses, certain portfolio compliance policies and the background and experience of the portfolio managers. In addition, the Board considered a memorandum from its legal counsel regarding the Board’s legal duties in considering the renewal of the Agreement. The Board also meets each quarter to review the Fund’s performance and expenses and various aspects of the Fund’s operations.

Nature, Extent and Quality of Services. The Board reviewed and considered the nature, extent and quality of the advisory services provided by LKCM to the Fund under the Agreement. The Board considered that LKCM was established in 1979 and provides investment management services to private funds, foundations, endowments, pension plans, trusts, estates, high net worth individuals and other clients. The Board recognized that LKCM is responsible for managing the Fund, including identifying investments for the Fund, monitoring the Fund’s investment program, executing trades and overseeing the Fund’s performance and compliance with applicable rules and regulations and the Fund’s investment policies. The Board considered LKCM’s financial resources, insurance coverage, culture of compliance and compliance operations that support the Fund. The Board also considered LKCM’s representation that it has invested considerable resources into the firm and its personnel to augment investment management and client service. The Board reviewed information regarding the portfolio managers and other key personnel who provide services to the Fund and considered LKCM’s representation that the firm historically has experienced low personnel turnover. The Board also considered LKCM’s representation that the firm has implemented a compensation structure designed to attract and retain highly qualified investment professionals.

The Board also reviewed the compliance services provided to the Fund by LKCM, including LKCM’s oversight of the Fund’s day-to-day operations. The Board considered the quality of LKCM’s compliance personnel. In addition, the Board considered LKCM’s summary of its oversight of the Fund’s key service providers. The Board also considered LKCM’s description of its best execution practices and noted LKCM’s representation that its soft-dollar and commission-sharing arrangements for client transactions (including those for the Fund) comply with the requirements of the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934, as amended.

Performance of the Fund. The Board considered the performance of the Fund compared to the Fund’s benchmark index, the S&P 500 Index (“benchmark”), a peer group of funds compiled by Broadridge and Lipper, and a Lipper peer group index (“Lipper Index”) for various time periods ended December 31, 2019. The Board noted that, upon the closing of the reorganizations of the LKCM Aquinas Small Cap Fund and LKCM Aquinas Growth Fund into the Fund (the “Reorganization”), the Fund’s name, investment strategies, expenses, benchmark index and Lipper index changed and considered this in reviewing the Fund’s longer-term performance against its current benchmark and Lipper Index. The Board also considered LKCM’s discussion of the Fund’s performance.

The Board noted that the Fund underperformed its current benchmark for the one-year, three-year, five-year, ten-year and since-inception periods. The Board also noted that the Fund outperformed its Lipper Index for the one-year period, but underperformed its Lipper Index for the three-year, five-year, ten-year and since-inception periods.

In considering the comparative performance data, the Board noted that the Fund is managed in accordance with its Catholic-values investing guidelines, which restrict the Fund’s investments and generally are not applicable to the benchmark or the funds included in the Lipper Index. The Board noted LKCM’s representation that its investment strategy for the Fund focuses on investments in higher quality companies that meet LKCM’s stringent investment criteria, and that the Fund pursued a value investing strategy prior to the Reorganization, which had underperformed growth investing strategies during certain periods. The Board also considered certain additional factors cited by LKCM as contributing to or detracting from the Fund’s performance during the prior year.

Fees and Expenses. The Board considered the contractual advisory fee rate, effective advisory fee rate (the contractual advisory fee rate net of fee waivers and/or expense reimbursements), total expense ratio and net expense ratio (the total expense ratio, including

17

Rule 12b-1 fees and non-Rule 12b-1 service fees, after fee waivers and/or expense reimbursements) of the Fund. The Board also considered that LKCM had contractually agreed to continue the current fee waivers and expense caps in effect for the Fund through May 1, 2021.

The Board compared the Fund’s contractual advisory fee rate, effective advisory fee rate and net expense ratio to a category of similar funds compiled by Broadridge (“Expense Group”) and a broader category comprised of the Fund, the Expense Group and other similar retail funds (“Expense Universe”). The Broadridge reports did not include a comparison of the Fund’s contractual advisory fee rate relative to the Expense Universe. For the Expense Group, contractual advisory fee rates were compared at the Fund’s asset level. The first quartile in an Expense Group and Expense Universe represents those funds with the lowest fees or expenses.

The Board noted that the Fund’s contractual advisory fee rate was in the third quartile of its Expense Group and the Fund’s effective advisory fee rate was in the first quartile of its Expense Group and Expense Universe. The Board also considered that the Fund’s net expense ratio was in the second quartile of its Expense Group and third quartile of its Expense Universe. In this case, the Fund’s contractual advisory fee rate was higher than the median of its Expense Group, its effective advisory fee rate was lower than the median of its Expense Group and Expense Universe and its net expense ratio was lower than the median of its Expense Group and higher than the median of its Expense Universe.

The Board considered that, although the Fund’s contractual advisory fee rate was higher than those of its peers, the expense cap arrangements caused the Fund’s effective advisory fee rate and overall net expense ratio to be lower than, or in line with, those of its peers.

Costs, Profitability and Economies of Scale. The Board considered LKCM’s costs in rendering services to the Fund and the profitability of LKCM. The Board reviewed the fees paid by the Fund to LKCM for the last three calendar years. The Board also reviewed the estimated profit and loss statement provided by LKCM for the past calendar year, before and after any distribution payments made by LKCM. The Board noted that, during the year, LKCM had invested significant resources to cap the Fund’s net expense ratio and facilitate the distribution of the Fund. With respect to economies of scale, the Board considered that the Fund generally benefits from a competitive effective advisory fee rate and net expense ratio despite not having reached an asset size at which economies of scale traditionally would be considered to exist. The Board also considered that, while there are no breakpoints in the Fund’s advisory fee rate schedule, LKCM waives fees and/or reimburses expenses to maintain the Fund’s effective advisory fee rate and net expense ratio at a competitive level.

Benefits Derived by LKCM from Its Relationship with the Fund. The Board requested and considered information regarding the potential fall-out benefits to LKCM from its association with the Fund. The Board noted that LKCM believes that both LKCM and the Fund benefit from LKCM’s soft-dollar and commission-sharing arrangements, which enhance the level of research that LKCM performs on the Fund’s portfolio companies. The Board also noted that LKCM believes its relationship with the Fund provides an indirect benefit to both parties in the form of enhanced recognition among institutional and other investors, consultants and other members of the financial community. The Board considered the indirect benefits to LKCM of this recognition, in the form of additional clients with separately managed portfolios or subadvisory relationships with other mutual funds, which also may attract additional investors to the Fund.

Conclusion. Based on its evaluation of these and other factors, the Board: (1) concluded that the fees paid to LKCM under the Agreement are fair and reasonable; (2) determined that shareholders would benefit from LKCM’s continued management of the Fund; and (3) approved the renewal of the Agreement.

18

ANNUAL REPORT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), LKCM Funds (the “Trust”) has adopted a liquidity risk management program (“Program”). The Program sets forth the Trust’s policies and procedures with respect to the management of liquidity risk for the separate series of the Trust (each, a “Fund”). Liquidity risk is generally defined as the risk that a Fund could not meet a request to redeem shares issued by the Fund without significant dilution of the interest of the remaining shareholders of the Fund.

As required by the Liquidity Rule, the Program addresses: (1) the assessment, management and periodic review of each Fund’s liquidity risk; (2) the liquidity classification of each Fund’s portfolio investments as a highly liquid, moderately liquid, less liquid or illiquid investment; (3) the determination of a highly liquid investment minimum (“HLIM”) for a Fund that does not primarily hold highly liquid investments, and procedures to respond to a shortfall in a Fund’s HLIM; (4) a limitation on each Fund’s investment in illiquid investments of 15% of the Fund’s net assets; and (5) redemptions in kind.

The Trust’s board of trustees (“Board”) has reviewed and approved the Program. The Board has designated Luther King Capital Management Corporation (“LKCM”), the Trust’s investment adviser, as the Program administrator (“Administrator”) with responsibility for administering the Program.

At a meeting of the Board held on May 19, 2020, the Board reviewed a written report (“Report”) from the Administrator addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation, for the period commencing with the Program’s partial implementation on June 1, 2019 through March 31, 2020. The Report reflected that each Fund was invested primarily in highly liquid assets and had sufficient cash flows to manage its liquidity requirements. The Report concluded that the Program is adequate and effective in managing the Funds’ liquidity risks.

19

LKCM FUNDS

PRIVACY NOTICE

Our Commitment to Your Privacy

At LKCM Funds, we are committed to safeguarding the confidentiality and privacy of nonpublic personal information about our current and former shareholders. This privacy notice describes the types of nonpublic personal information we collect about you and the sources through which we obtain this information, the purposes for which we obtain and use your nonpublic information, and the policies and procedures we have implemented to protect the privacy of your nonpublic personal information.

How We Protect Your Nonpublic Personal Information

Protecting your nonpublic personal information is an important priority at LKCM Funds. Accordingly, we have implemented policies and procedures designed to safeguard your nonpublic personal information, such as your tax identification number, account and investment history, account numbers, account balances and nonpublic contact information, from unauthorized access or use. Pursuant to these policies and procedures, we maintain various physical, technological, and administrative safeguards to protect the security and confidentiality of your nonpublic personal information, and we adapt these safeguards to respond to evolving technological and other standards.

We do not disclose nonpublic personal information about you to non-affiliated firms, organizations or individuals except as authorized by you or your representatives or as required or permitted by law. We may disclose nonpublic personal information about you to nonaffiliated third parties, such as custodians, brokers, auditors, accountants, and systems and administrative service providers, in connection with the services we provide to you or on your behalf. When we provide nonpublic personal information about you to nonaffiliated third parties for these purposes, we expect them to safeguard your nonpublic personal information, use your nonpublic personal information only for the intended purposes and otherwise abide by applicable law.

How We Obtain Your Nonpublic Personal Information

We collect nonpublic personal information about you from various sources, including documents, new account applications and other information that you or your representatives, custodians, attorneys, accountants or similar parties provide to us, communications that we have with you or your representatives, custodians, attorneys, accountants or similar parties, and documents and other information related to your accounts or investment experience with us.

Please do not hesitate to contact Jacob D. Smith, our Chief Compliance Officer, if you have any questions regarding this privacy notice or the measures we have implemented to protect the privacy of your nonpublic personal information.

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

LKCM FUNDS

P.O. Box 701

Milwaukee, WI 53201-0701

Officers and Trustees
J. Luther King, Jr., CFA, CIC Trustee, President and Chief Executive Officer	H. Kirk Downey Chairman of the Board of Trustees	Richard Lenart Secretary & Treasurer

Paul W. Greenwell Vice President	Richard J. Howell Trustee	Jacob D. Smith Chief Financial Officer Chief Compliance Officer

Steven R. Purvis, CFA Trustee, Vice President	Larry J. Lockwood Trustee

Investment Adviser
Luther King Capital Management Corporation 301 Commerce Street, Suite 1600 Fort Worth, TX 76102
Administrator, Transfer Agent, Dividend Paying Agent & Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701
Custodian
U.S. Bank, N.A. 1555 N. River Center Drive, Suite 302 Milwaukee, WI 53212
Independent Registered Public Accounting Firm
Deloitte & Touche LLP 555 E. Wells St., Suite 1400 Milwaukee, WI 53202
Distributor
Quasar Distributors, LLC 111 East Kilbourn Avenue, Suite 2200 Milwaukee, WI 53202

Item 2.	Code of Ethics.

Not applicable for semi-annual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6.	Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)	The registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the

Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive and financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13.	Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) LKCM Funds

By	(Signature and Title)	/s/ J. Luther King, Jr.
J. Luther King, Jr., President

Date	8-27-2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ J. Luther King, Jr.
J. Luther King, Jr., President

Date	8-27-2020

By	(Signature and Title)	/s/ Jacob D. Smith
Jacob D. Smith, Chief Financial Officer

Date	8-27-2020